UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number            811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-6036

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asian Funds

ANNUAL REPORT
DECEMBER 31, 2004
Pacific Tiger Fund Asian Growth and Income Fund Korea Fund China Fund Japan Fund Asian Technology Fund Asia Pacific Fund

Matthews Asian Funds

A Decade in Asia Investing in the future of Asia since 1994

www.matthewsfunds.com

It is important to keep in mind that the views expressed in this report by the Investment Advisor and its portfolio managers should not be construed as investment advice or promises, and may not be relied upon as an indication of trading intent on the part of any of the Matthews Asian Funds.

C O N T E N T S

Message to Shareholders	2

Redemption Fee Policy and Investor Disclosure	5

Morningstar Ratings and Analysis	6

Manager Comments, Performance and Schedule of Investments:

Matthews Pacific Tiger Fund	8

Matthews Asian Growth and Income Fund	12

Matthews Korea Fund	18

Matthews China Fund	24

Matthews Japan Fund	30

Matthews Asian Technology Fund	36

Matthews Asia Pacific Fund	40

Disclosure of Fund Expenses	46

Statement of Assets and Liabilities	48

Statements of Operations	50

Statements of Changes in Net Assets	54

Financial Highlights	58

Notes to Financial Statements	65

Tax Information	73

Report of Independent Registered Public Accounting Firm	74

Trustees and Officers	75

M E S S A G E   T O   S H A R E H O L D E R S

FROM THE INVESTMENT ADVISOR

Dear Shareholder,

It is with pleasure that we enclose the first calendar-year annual report of the Matthews Asian Funds following the change of the Funds’ fiscal year-end from August 31 to December 31. The calendar year just ended was in general a positive period for investors in Asia. The region’s economies exhibited strong growth, and most stock markets in the region responded positively. For the year, the MSCI All Country Asia Pacific Free Index gained 18.59% and the MSCI All Country Far East Free ex-Japan Index gained 17.60%. These two indices are broadly representative of the region’s equity market performance, expressed in U.S. dollars.

For the seven funds that comprise the Matthews Asian Funds, returns ranged from a gain of 3.88% for the Matthews China Fund to a gain of 23.49% for the Matthews Korea Fund. The Matthews China Fund’s performance was affected by concerns that after several years of strong growth, the growth rate of mainland China’s economy would slow in 2004. Although this did not turn out to be the case, investors were wary during the year, and the securities markets associated with China did not fare as well as the broader Asian equity markets. The Matthews China Fund, which invests in companies listed in Hong Kong as well as those elsewhere whose earnings are primarily derived from China, outperformed the MSCI China Free Index during the year but did not outperform its peer group, which includes a number of funds that focus on a broad range of “greater China” countries. 2004 was also a year in which Japan’s economy appeared to sustain its recovery following a long period of economic underperformance and, overall, Japan provided a positive contribution to the Asia region’s performance.

We are particularly pleased that the first two funds in the fund family’s series, the Matthews Pacific Tiger Fund and the Matthews Asian Growth and Income Fund (which is closed to most new investors), are now able to report ten-year performance, both having celebrated their ten-year anniversaries in September 2004. We are also pleased

You will note with this report that Matthews Asian Funds has changed its reporting year to coincide with calendar quarter and year-ends, from our previous fiscal year ended August 31. While this report may physically resemble one that you received just a few months ago, note that it reports on both the four-month period and the full year that ended on December 31, 2004. We recognized that a calendar year-end may provide our shareholders with more consistency with their other holdings as well as ease in comparing performance against other investments.

2       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4     ■

that the returns for both Funds were positive for the ten-year period ended December 31, 2004, and that both are among the leaders in their peer group, the Lipper Pacific ex-Japan Funds category, as shown below.

Lipper Pacific ex-Japan Funds
Category Rankings
For the following periods ended 12/31/04

Matthews Pacific Tiger Fund

One year                     5 out of 56 funds
Five year                    5 out of 41 funds
Ten year                     2 out of 16 funds
Since inception*             3 out of 15 funds

Matthews Asian Growth and Income Fund
(closed to most new investors)

One year                     7 out of 56 funds
Five year                    1 out of 41 funds
Ten year                     1 out of 16 funds
Since inception*             1 out of 15 funds
---------------------------------------------------------------------------
* The inception date for both Funds was 9/12/94; however, the Lipper category average is calculated from 8/31/94, the closest calendar month-end to the Funds’ inception date.

  Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges.

While the growth rate of individual countries in Asia has varied over the years, we believe that the long-term trend toward rising personal incomes in the region should benefit industries and sectors that derive their earnings from local demand, and many of our regionally diversified portfolios have been positioned accordingly. We also believe that our focus on consumer-related industries in Asia contributed positively to the Funds’

G. Paul Matthews Chairman and Chief Investment Officer (left)
Mark W. Headley President and Portfolio Manager

absolute and relative performance in both the current reporting period and over the longer term.

With the continuing growth of the economy of mainland China in recent years and the slow recovery of Japan, the prospects for the region appear relatively bright. But as always, we wish to draw investors’ attention to the many risks and challenges that still confront the region and that will undoubtedly continue to contribute to the volatility of Asia’s financial markets.

In our opinion, the opening of China’s financial markets and currency to the outside world remains one of the region’s greatest challenges. The possibility of China revaluing its currency weighed on the minds of

800.789.ASIA [2742]    www.matthewsfunds.com      3

M E S S A G E   T O   S H A R E H O L D E R S

investors in 2004. Needless to say, this is a complicated issue and one that we believe should continue to be at the forefront in 2005. The rising price of oil also presents a particular concern for a region that depends on imported energy. The recent fluctuation in the value of the U.S. dollar also creates uncertainties for regional companies. Political developments in Asia are increasingly affected by China’s growing economic power, which is creating tensions that will have to find some resolution—most notably in the area of cross-straits relations with Taiwan. Negotiations between North Korea, the United States and six other Asian countries over North Korea’s nuclear ambitions provide a further source of uncertainty.

In spite of these and other risks, we continue to believe that the region offers the prospect of strong long-term economic performance. With this in mind, we have been adding to our team of research analysts and portfolio managers, all of whom are focused on the Asian region.

An overview of the year in Asia would not be complete without acknowledging the devastating December 26th earthquake and tsunami in southeast Asia that left overwhelming death and destruction in its wake. Our thoughts are with those who suffered losses in this tragedy. As horrifying as it was, however, it does not appear to have had a significant impact on the economic foundations of the countries in which the Funds invest.

While many uncertainties remain in the region, we are generally encouraged by the continued opening of Asia’s economies to trade and investment, and we believe that the long-term prospects for the region remain attractive.

Thank you for your continued support of the Matthews Asian Funds.

G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC

Mark W. Headley
President and Portfolio Manager
Matthews International Capital Management, LLC

Free e-mail communications on Asia and the Funds are available at www.matthewsfunds.com

■ Asia Weekly

■ Asia Insight (monthly)

■ AsiaNow Special Reports

■ Occasional Fund Updates

4       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,   2 0 0 4      ■

REDEMPTION FEE POLICY
The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE
Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location.

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2004. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the first of which was filed for the quarter ended November 30, 2004. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742].

Proxy Voting Record: The Funds’ Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Matthews Asian Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2004, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Matthews Asian Funds. It is authorized for distribution only if preceded or accompanied by a current Matthews Asian Funds prospectus. Additional copies of the prospectus may be obtained by calling 800-789- ASIA [2742] or can be downloaded from the Funds’ website at www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Funds.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

800.789.ASIA [2742]    www.matthewsfunds.com       5

MORNINGSTAR RATINGS

Derived from a weighted average of a fund’s three-, five- and ten-year (if applicable) risk-adjusted returns.

Matthews Pacific Tiger Fund
Overall Morningstar rating as of 12/31/04 out of 68 Pacific/Asia ex-Japan Funds

Matthews Asian Growth and Income Fund
(Closed to most new investors)
Overall Morningstar rating as of 12/31/04 out of 68 Pacific/Asia ex-Japan Funds

Matthews Korea Fund
Overall Morningstar rating as of 12/31/04 out of 68 Pacific/Asia ex-Japan Funds

Matthews China Fund
Overall Morningstar rating as of 12/31/04 out of 68 Pacific/Asia ex-Japan Funds

Matthews Japan Fund
Overall Morningstar rating as of 12/31/04 out of 37 Japan Funds

Matthews Asian Technology Fund
Overall Morningstar rating as of 12/31/04 out of 265 Specialty-Technology Funds

Investing in foreign securities may involve certain additional risks including exchange rate fluctuations, reduced liquidity, greater volatility, and less regulation. Past performance does not guarantee future results. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. As of 12/31/04, the 1-year total return for the Matthews Pacific Tiger Fund was 23.34%, the 5-year average annual total return was 8.66%, the 10-year average annual return was 7.38% and since inception (9/12/94) the average annual total return was 6.61%. As of 12/31/04, the Matthews Pacific Tiger Fund received an Overall Morningstar RatingTM of 4 stars out of 68 funds in the Pacific/Asia ex-Japan stock category, 4 stars out of 68 funds for the 3- year period, 4 stars out of 58 funds for the 5-year period, and 4 stars out of 22 funds for the 10-year period. As of 12/31/04, the 1-year total return for the Matthews Asian Growth and Income Fund was 21.44%, the 5- year average annual total return was 16.82%, the 10-year average annual return was 11.99% and since inception (9/12/94) the average annual total return was 11.37%. As of 12/31/04, the Matthews Asian Growth and Income Fund received an Overall Morningstar RatingTM of 5 stars out of 68 funds in the Pacific/Asia ex-Japan stock category, 4 stars out of 68 funds for the 3-year period, 5 stars out of 58 funds for the 5-year period, and 5 stars out of 22 funds for the 10-year period. As of 12/31/04, the 1-year total return for the Matthews Korea Fund was 23.49%, the 5-year average annual total return was 7.51% and since inception (1/3/95) the average annual total return was 2.09%. As of 12/31/04, the Matthews Korea Fund received an Overall Morningstar RatingTM of 2 stars out of 68 funds in the Pacific/Asia ex-Japan stock category, 4 stars out of 68 funds for the 3-year period, 3 stars out of 58 funds for the 5-year period, and 1 star out of 22 funds for the 10-year period. As of 12/31/04, the 1-year total return for the Matthews China Fund was 3.88%, the 5-year average annual total return was 12.33% and since inception (2/19/98) the average annual total return was 7.58%. As of 12/31/04,

6      MATTHEWS ASIAN FUNDS

MORNINGSTAR ANALYST REPORT

Matthews Pacific Tiger Fund

Emerging Asia fans who ignore Matthews Pacific Tiger are making a mistake.

Topnotch management gives this fund a superior foundation. Mark Headley has been involved with Asian investments for more than 15 years, including eight years as a manager here. Paul Matthews is even more experienced. He has been running Asia money for 22 years and managing this fund for 10 years. Headley and Matthews are assisted by five veteran investment professionals, and they are looking to add a well-tested India analyst in the coming months. In short, the fund boasts one of the deepest and most seasoned teams in its category.

The fund also has relatively low costs. Fees have declined in recent years as assets have grown, and for the nine months ending May 31, it had an annualized expense ratio of 1.49%—nearly 40 basis points lower than that of the average retail, no-load fund in its group. Headley and Matthews tend to move at a measured pace, and that limits trading costs, which are high in emerging markets and aren’t included in expense ratios.

The two managers provide one of the more distinctive portfolios in the group. They make full use of their country range and readily consider smaller-cap stocks as they pursue growth opportunities. Indeed, the fund now has significantly more exposure to India and Thailand than its peers, and its average market cap is about half the group norm.

Finally, the fund, which has prospered as Asia’s emerging markets have rebounded in recent months due to good picks in Korea and Hong Kong, has consistently thrived in rallies. And while it often lags in sell-offs, it doesn’t always do so and tends to do well in mixed conditions. Overall, it has earned exceptional long-term returns without incurring a lot more volatility than most funds in its wild group.

For all these reasons, this fund is worth a long look from emerging Asia fans.

—William Samuel Rocco
    Senior Fund Analyst, Morningstar
    October 4, 2004

the Matthews China Fund received an Overall Morningstar RatingTM of 4 stars out of 68 funds in the Pacific/Asia ex-Japan stock category, 3 stars out of 68 funds for the 3-year period, and 4 stars out of 58 funds for the 5-year period. As of 12/31/04, the 1-year total return for the Matthews Japan Fund was 22.03%, the 5-year average annual total return was 2.18% and since inception (12/31/98) the average annual total return was 10.87%. As of 12/31/04, the Matthews Japan Fund received an Overall Morningstar RatingTM of 4 stars out of 37 funds in the Japan stock category, 4 stars out of 37 funds for the 3-year period, and 4 stars out of 28 funds for the 5-year period. As of 12/31/04, the 1-year total return for the Matthews Asian Technology Fund was 12.84%, the 5- year average annual return was 10.71%, and since inception (12/27/99) the average annual total return was 10.43%. As of 12/31/04, the Matthews Asian Technology Fund received an Overall Morningstar RatingTM of 4 stars out of 265 funds in the Specialty-Technology category, 5 stars out of 265 funds for the 3-year period, and 4 stars out of 125 funds for the 5-year period. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund’s rating may change at any time based on new data. Ratings are historical and do not represent future performance. Past performance is no guarantee of future results. Reprinted by permission of Morningstar.

800.789.ASIA [2742]    www.matthewsfunds.com       7

M A T T H E W S   P A C I F I C   T I G E R   F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MAPTX

Mark W. Headley and G. Paul Matthews

The Matthews Pacific Tiger Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

During 2004 the Matthews Pacific Tiger Fund saw a continuation of the positive environment that began with the rally that started in mid-2003. While the year saw major concerns around China’s growth, rising energy and commodity prices and some higher interest rates, the markets managed to maintain a positive direction.

For the year, the Matthews Pacific Tiger Fund gained 23.34%, outperforming both its benchmark index and the Lipper Pacific ex-Japan Funds category average. The Fund also passed its ten-year anniversary on September 12th. The returns on the year were notably influenced by the performance of unique companies including an Internet firm in Korea and a water purification company in Singapore. By country, Korea was the largest contributor to performance, with Hong Kong–based companies also doing very well. Singapore, India and Indonesia also made significant contributions. Only the China-related companies had a negative impact on returns.

(continued on page 10)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

8       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 9/12/94
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                                        1 YR      3 YRS      5 YRS    10 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------

Matthews Pacific Tiger Fund                             23.34%    22.71%     8.66%     7.38%     6.61%

MSCI All Country Far East Free ex-Japan Index(1)        17.60%    15.65%    -0.84%    -0.05%    -1.22%*

Lipper Pacific ex-Japan Funds Category Average(2)       16.50%    16.48%     1.68%     3.52%     1.52%*
---------------------------------------------------------------------------------------------------------
Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

*Calculated from 8/31/94

--------------------------------------------------------------
                    OPERATING EXPENSES(3)
--------------------------------------------------------------
For the four months ended 12/31/04+ (annualized)         1.36%

For Fiscal Year 2004 (ended 8/31/04)                     1.48%
--------------------------------------------------------------

--------------------------------------------------------------
                    PORTFOLIO TURNOVER(4)
--------------------------------------------------------------

For the four months ended 12/31/04+ (not annualized)     3.82%

For Fiscal Year 2004 (ended 8/31/04)                    15.16%
--------------------------------------------------------------
+For the four months ended 12/31/04 due to Fund's change
  of fiscal year from 8/31 to 12/31.

----------------------------------------------------
                COUNTRY ALLOCATION**
----------------------------------------------------
China/Hong Kong                                35.5%
South Korea                                    23.9%
Singapore                                      13.7%
Thailand                                        7.9%
India(1)                                        7.3%
Taiwan                                          5.3%
Indonesia                                       4.6%
Philippines                                     0.1%
Cash and other                                  1.7%
----------------------------------------------------

----------------------------------------------------
                SECTOR ALLOCATION**
----------------------------------------------------
Financials                                     29.8%
Information Technology                         17.1%
Consumer Discretionary                         16.3%
Consumer Staples                               13.9%
Telecommunication Services                      8.3%
Industrials                                     7.5%
Health Care                                     4.6%
Utilities                                       0.8%
Cash and other                                  1.7%
----------------------------------------------------

----------------------------------------------------
               MARKET CAP EXPOSURE**
----------------------------------------------------
Large cap (over $5 billion)                    30.0%
Mid cap ($1-$5 billion)                        49.5%
Small cap (under $1 billion)                   18.8%
Cash and other                                  1.7%
----------------------------------------------------
** Percentage figures have been rounded to total 100.0%

---------------------------------------------------------------------------
        NAV         NET ASSETS          REDEMPTION FEE        12b-1 FEES
---------------------------------------------------------------------------
      $15.90      $855.2 million     2.00% within 90 days        None
---------------------------------------------------------------------------
All data is as of December 31, 2004, unless otherwise noted.
[1]	The MSCI All Country Far East Free ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of 12/31/04, 7.3% of the assets in the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East Free ex-Japan Index. Source: Bloomberg.
[2]	As of 12/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 56 funds for the one-year period, 52 funds for the three-year period, 41 funds for the five-year period, 16 funds for the ten-year period, and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales, proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      9

M A T T H E W S   P A C I F I C   T I G E R   F U N D

Portfolio manager commentary,
continued from page 8

The Fund’s industry exposure remains dominated by our focus on consumer/ retail, finance and technology. While technology’s contribution was positive, the consumer/retail and financial positions were the primary contributors to the Fund’s positive performance. Consumption across the region has been generally improving since the shock of the SARS epidemic in 2003. Most countries have seen steady or improving employment, and there have been no significant economic or political shocks that might hurt consumer confidence. Financials generally showed solid performance for the year with rising asset values, particularly property, providing a positive backdrop for the banking sector, in particular. The Fund’s technology positions were mixed, representing some of the Fund’s more notable wins and losses.

There have been no major changes to the Fund’s strategy in recent years, with the exception of increased exposure to the Indian market. The Fund continues to follow an all-capitalization growth-at-a-reasonable price methodology. Most of our decision-making is done on a company-by-company basis, although the broader economic and political considerations are not ignored.

In late January 2005, Mark W. Headley was named Lead Manager of the Fund. Mr. Headley served as Co-Manager of the Fund since 1996. No other changes to the Fund’s management occurred.

SCHEDULE OF INVESTMENTS

EQUITIES: 98.28%*

                                              SHARES        VALUE
=================================================================
CHINA/HONG KONG: 35.46%
Swire Pacific, Ltd. A Shares               3,618,000  $30,255,506
Giordano International, Ltd.              45,315,000   28,420,984
Dah Sing Financial Group                   3,653,600   28,320,477
Television Broadcasts, Ltd.                5,320,700   24,711,464
Lenovo Group, Ltd.                        78,708,000   23,543,138
Shangri-La Asia, Ltd.                     16,230,000   23,281,765
Hang Lung Group, Ltd.                     10,168,000   20,014,718
PICC Property and Casualty
 Co., Ltd. H Shares **                    55,040,000   19,118,979
Cosco Pacific, Ltd.                        7,484,000   15,501,801
Travelsky Technology, Ltd.
 H Shares                                 18,217,000   14,765,220
Sa Sa International Holdings,
 Ltd.                                     22,582,000   12,129,458
China Mobile HK, Ltd.                      3,114,217   10,557,279
Moulin International Holdings,
 Ltd.                                     12,964,000    8,839,697
BYD Co., Ltd. H Shares                     3,292,500    8,726,006
Vitasoy International Holdings,
 Ltd.                                     26,670,750    7,463,061
China Mobile HK, Ltd. ADR                    413,250    7,091,370
Asia Satellite Telecommunications
 Holdings, Ltd.                            3,716,100    7,075,736
Huaneng Power International,
 Inc. ADR                                    229,000    6,874,580
China Pharmaceutical Group,
 Ltd.                                     24,935,000    6,576,363
                                                      -----------

Total China/Hong Kong                                 303,267,602
=================================================================

10       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,   2 0 0 4

                                              SHARES        VALUE
=================================================================

SOUTH KOREA: 23.90%
AmorePacific Corp.                           113,910  $28,554,526
Hana Bank                                  1,108,837   27,635,234
Hite Brewery Co., Ltd.                       279,057   23,048,081
Samsung Electronics Co., Ltd.                 42,293   18,405,136
Samsung Securities Co., Ltd.                 725,660   17,594,731
S1 Corp.                                     487,120   17,175,309
Nong Shim Co., Ltd.                           65,388   15,759,569
Kookmin Bank **                              335,620   13,130,419
Pulmuone Co., Ltd.                           236,540   11,881,839
LG Home Shopping, Inc.                       171,963   10,631,406
SK Telecom Co., Ltd.                          53,405   10,163,046
SK Telecom Co., Ltd. ADR                     263,000    5,851,750
Kookmin Bank ADR **                          115,300    4,505,924
                                                      -----------

Total South Korea                                     204,336,970
=================================================================

SINGAPORE: 13.71%
Venture Corp., Ltd.                        2,976,800   29,000,135
DBS Group Holdings, Ltd.                   2,899,750   28,604,850
Fraser and Neave, Ltd.                     2,573,550   25,702,386
Hyflux, Ltd.                              12,418,125   22,597,777
Parkway Holdings, Ltd.                    12,339,000   11,340,298
                                                      -----------

Total Singapore                                       117,245,446
=================================================================

THAILAND: 7.87%
Bangkok Bank Public Co., Ltd.             10,497,700   30,785,044
Advanced Info Service Public
 Co., Ltd.                                10,810,000   29,754,335
Serm Suk Public Co., Ltd.                 12,031,000    6,746,818
                                                       ----------

Total Thailand                                         67,286,197
=================================================================

INDIA: 7.30%
Infosys Technologies, Ltd.                   312,974   15,116,825
Hero Honda Motors, Ltd.                    1,019,800   13,466,076
HDFC Bank, Ltd.                            1,085,883   13,026,830
Cipla, Ltd.                                1,759,625   12,907,307
Bank of Baroda                             1,415,000    7,860,202
                                                       ----------

Total India                                            62,377,240
=================================================================

                                              SHARES        VALUE
=================================================================
TAIWAN: 5.34%
Hon Hai Precision Industry
 Co., Ltd.                                 6,496,688  $30,041,307
Taiwan Semiconductor
 Manufacturing Co., Ltd.                   9,836,045   15,625,048
                                                      -----------

Total Taiwan                                           45,666,355
=================================================================

INDONESIA: 4.59%
PT Astra International, Inc.              14,291,730   14,780,566
PT Bank Central Asia                      38,758,500   12,421,927
PT Ramayana Lestari Sentosa              144,477,000   12,062,448
                                                       ----------

Total Indonesia                                        39,264,941
=================================================================

PHILIPPINES: 0.11%
SM Prime Holdings, Inc.                    7,030,000      964,472
                                                          -------

Total Philippines                                         964,472
=================================================================

TOTAL INVESTMENTS: 98.28%                             840,409,223
(Cost $636,464,735***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.72%                                14,743,490
                                                       ----------

NET ASSETS: 100.00%                                  $855,152,713
=================================================================

*	As a percentage of net assets as of December 31, 2004
**	Non–income producing security
***	Cost for Federal tax purposes is $636,990,265 and net unrealized appreciation consists of:
     Gross unrealized appreciation..............$214,760,588
     Gross unrealized depreciation.............. (11,341,630)
                                                ------------
     Net unrealized appreciation................$203,418,958
                                                ============
ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com    11

M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

PORTFOLIO MANAGER	SYMBOL: MACSX

G. Paul Matthews

The Matthews Asian Growth and Income Fund invests at least 80% of its assets in the dividend-paying equity securities and convertible bonds of companies located in Asia, which includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

Note: This fund is closed to most new investors.

PORTFOLIO MANAGER COMMENTARY

The Matthews Asian Growth and Income Fund gained 21.44% in 2004, outperforming both its benchmark index and the Lipper Pacific ex-Japan Funds category average. During the year, the Fund’s emphasis on income-producing equities throughout the Asian region proved beneficial as investors continued to seek relatively stable sources of income.

Securities of companies that have historically paid above-average dividends performed well, and the Fund’s primary contribution to returns came from its investments in Hong Kong, Korean and Singaporean listed securities with above-average dividend yields. The component of the portfolio invested in convertible bonds performed less well than the equity component during the year, as fixed income–related investments underperformed during the period.

(continued on page 14)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

12      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 9/12/94
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                                        1 YR      3 YRS      5 YRS    10 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews Asian Growth and Income Fund                   21.44%    22.43%    16.82%    11.99%      11.37%

MSCI All Country Far East Free ex-Japan Index(1)        17.60%    15.65%    -0.84%    -0.05%      -1.22%*

Lipper Pacific ex-Japan Funds Category Average(2)       16.50%    16.48%     1.68%     3.52%       1.52%*
---------------------------------------------------------------------------------------------------------
Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

*Calculated from 8/31/94

--------------------------------------------------------------
                   OPERATING EXPENSES(3)
--------------------------------------------------------------
For the four months ended 12/31/04+ (annualized)         1.31%

For Fiscal Year 2004 (ended 8/31/04)                     1.44%
--------------------------------------------------------------

--------------------------------------------------------------
                   PORTFOLIO TURNOVER(4)
--------------------------------------------------------------
For the four months ended 12/31/04+ (not annualized)     7.32%

For Fiscal Year 2004 (ended 8/31/04)                    17.46%
--------------------------------------------------------------
+For the four months ended 12/31/04 due to Fund's change of
  fiscal year from 8/31 to 12/31.

----------------------------------------------------
                COUNTRY ALLOCATION**
----------------------------------------------------
China/Hong Kong                                39.4%
South Korea                                    18.9%
Singapore                                      11.4%
Thailand                                        6.2%
Taiwan                                          5.3%
Japan(1)                                        4.7%
India(1)                                        2.5%
Indonesia                                       2.4%
United Kingdom(1)                               2.3%
Australia(1)                                    1.7%
Malaysia                                        1.1%
Cash and other                                  4.1%
----------------------------------------------------

----------------------------------------------------
                 SECTOR ALLOCATION**
----------------------------------------------------
Financials                                     29.3%
Telecommunication Services                     17.6%
Consumer Discretionary                         16.9%
Utilities                                      12.6%
Industrials                                     6.8%
Consumer Staples                                6.7%
Energy                                          3.2%
Materials                                       1.5%
Health Care                                     1.3%
Cash and other                                  4.1%
----------------------------------------------------

----------------------------------------------------
           BREAKDOWN BY SECURITY TYPE**
----------------------------------------------------
Common Equities                                74.6%
International Dollar Bonds                     17.3%
Preferred Equities                              4.0%
Cash and other                                  4.1%
----------------------------------------------------

----------------------------------------------------
               MARKET CAP EXPOSURE**
----------------------------------------------------
Large cap (over $5 billion)                    53.4%
Mid cap ($1-$5 billion)                        30.5%
Small cap (under $1 billion)                   12.0%
Cash and other                                  4.1%
----------------------------------------------------
**Percentage figures have been rounded to total 100.0%

----------------------------------------------------------------
     NAV       NET ASSETS        REDEMPTION FEE      12b-1 FEES
----------------------------------------------------------------
   $15.82    $1.24 billion    2.00% within 90 days      None
----------------------------------------------------------------
All data is as of December 31, 2004, unless otherwise noted.
[1]	The MSCI All Country Far East Free ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of 12/31/04, 2.5% of the assets in the Matthews Asian Growth and Income Fund were invested in India, 4.7% of the Fund’s assets were invested in Japan, 1.7% of the Fund’s assets were invested in Australia, and 2.3% of the Fund’s assets were invested in the United Kingdom, which are not included in the MSCI All Country Far East Free ex-Japan Index. Source: Bloomberg.
[2]	As of 12/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 56 funds for the one-year period, 52 funds for the three-year period, 41 funds for the five-year period, 16 funds for the ten-year period, and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales, proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      13

M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

Portfolio manager commentary,
continued from page 12

Many investors in Asia anticipated an increase in interest rates for their local currencies following the moves by the U.S. Federal Reserve to raise U.S rates. The Fund has exposure to a number of different currencies in Asia, some of which remain directly or indirectly linked to the U.S. dollar. Changes in the level of the U.S. dollar had a mixed impact on the portfolio and, generally speaking, the Fund was a modest beneficiary of dollar weakness during the year.

The Fund was broadly diversified across the Asian region during the year, but its highest geographical exposure was to Hong Kong, South Korea and Singapore, all of which enjoyed relatively strong performance for the year. Investments in mainland China and Thailand performed less well. Following the strong relative performance of higher-yielding equities over the past year, the average dividend yields available in the region have declined. In the medium term, further relative appreciation will likely require an increase in the absolute payment of dividends. The Fund’s exposure to convertible bonds is likely to be increased, particulary in the event that issuance of such issues accelerates from recent levels.

In late January 2005, G. Paul Matthews was named Lead Manager of the Fund and Andrew T. Foster was named Co-Manager. Mr. Matthews served as Manager since the Fund’s inception in September 1994. No other changes to the Fund’s management occurred.

SCHEDULE OF INVESTMENTS

COMMON EQUITIES: 74.57%*

                                                      SHARES          VALUE
===========================================================================
CHINA/HONG KONG: 29.61%
Hongkong Land Holdings, Ltd.                      15,727,700    $41,678,405
Hong Kong & China
 Gas Co., Ltd.                                    13,382,000     27,632,397
Hongkong Electric Holdings, Ltd.                   5,914,500     27,012,756
CLP Holdings, Ltd.                                 4,518,200     25,983,370
Citic Pacific, Ltd.                                8,118,000     23,081,489
Shangri-La Asia, Ltd.                             15,641,400     22,437,424
Television Broadcasts, Ltd.                        4,017,000     18,656,559
Cafe de Coral Holdings, Ltd.                      15,985,100     18,508,890
Hang Seng Bank, Ltd.                               1,291,000     17,937,937
MTR Corp., Ltd.                                   10,532,800     16,870,801
Wharf Holdings, Ltd.                               4,553,000     15,932,688
Giordano International, Ltd.                      24,585,000     15,419,395
PCCW, Ltd.                                        20,721,000     13,129,236
Cheung Kong Infrastructure
 Holdings, Ltd.                                    4,475,500     12,926,484
Hengan Int'l Group Co., Ltd.                      18,148,000     11,907,524
Hang Lung Group, Ltd.                              5,693,000     11,206,116
Sun Hung Kai Properties, Ltd.                      1,098,000     10,983,108
PetroChina Co., Ltd. ADR                             202,250     10,858,803
Vitasoy Int'l Holdings, Ltd.                      31,031,000      8,683,155
PetroChina Co., Ltd. H Shares                     15,666,000      8,364,283
I-Cable Communications, Ltd.                      12,707,000      4,740,930
China Hong Kong Photo
 Products Holdings, Ltd.                          14,998,003      1,254,207
Lerado Group Holding Co., Ltd.                     6,396,000        979,215
                                                                -----------

Total China/Hong Kong                                           366,185,172
===========================================================================

14      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                      SHARES          VALUE
===========================================================================
SOUTH KOREA: 11.59%
Shinhan Financial Group Co., Ltd.                  1,127,590    $25,488,413
Korea Gas Corp.                                      549,690     17,045,063
KT Corp. ADR                                         631,800     13,779,558
Hana Bank                                            503,940     12,559,556
Sindo Ricoh Co., Ltd.                                158,630     10,113,582
Korean Reinsurance Co.                             2,186,690      9,917,416
Korea Electric Power Corp.                           381,080      9,884,078
KT Corp.                                             224,270      8,990,731
Korea Electric Power Corp. ADR                       620,950      8,221,378
SK Telecom Co., Ltd. ADR                             368,300      8,194,675
G2R Inc.                                             340,870      5,844,709
SK Telecom Co., Ltd.                                  25,010      4,759,438
Daehan City Gas Co., Ltd.                            280,300      4,291,688
Samchully Co., Ltd.                                   66,410      4,163,455
                                                                -----------

Total South Korea                                               143,253,740
===========================================================================

SINGAPORE: 11.42%
Singapore Post, Ltd.                              58,914,000     32,126,377
Fraser and Neave, Ltd.                             2,877,820     28,741,171
Singapore Press Holdings, Ltd.                     7,725,500     21,773,972
Singapore Exchange, Ltd.                          17,952,000     19,688,794
CapitalMall Trust REIT                            17,659,900     19,043,823
Singapore Telecommunications,
 Ltd.                                              9,169,643     13,371,577
Parkway Holdings, Ltd.                             6,749,000      6,202,745
Yellow Pages, Ltd.**                                 219,000        236,162
                                                                -----------

Total Singapore                                                 141,184,621
===========================================================================

THAILAND: 6.22%
Advanced Info Service Public
 Co., Ltd.                                         7,370,000     20,285,795
PTT Public Co., Ltd.                               4,554,700     20,269,669
BEC World Public Co., Ltd.                        37,359,000     15,088,139
Bangkok Bank Public Co., Ltd.                      4,196,300     12,305,865
Charoen Pokphand Foods
 Public Co., Ltd.                                 63,787,000      6,202,471
Thai Reinsurance Public Co., Ltd.                 25,672,800      2,734,100
Charoen Pokphand Foods
 Public Co., Ltd. Warrants,
 Expires 7/21/05 **                                  638,000         22,320
                                                                 ----------

Total Thailand                                                   76,908,359
===========================================================================

                                                      SHARES          VALUE
===========================================================================
JAPAN: 4.71%
Japan Retail Fund Investment
 Corp. REIT                                            2,632    $22,226,692
Japan Real Estate Investment
 Corp. REIT                                            2,258     19,046,295
Nippon Building Fund, Inc. REIT                        1,987     16,954,388
                                                                 ----------

Total Japan                                                      58,227,375
===========================================================================

INDIA: 2.45%
Hindustan Lever, Ltd.                              5,902,230     19,583,122
Hero Honda Motors, Ltd.                              812,300     10,726,116
                                                                 ----------

Total India                                                      30,309,238
===========================================================================

INDONESIA: 2.35%
PT Telekomunikasi Indonesia ADR                      745,500     15,670,410
PT Tempo Scan Pacific                             12,357,000     10,117,231
PT Ramayana Lestari Sentosa                       38,722,500      3,232,959
                                                                 ----------

Total Indonesia                                                  29,020,600
===========================================================================

UNITED KINGDOM: 2.27%
HSBC Holdings PLC ADR                                290,500     24,733,170
HSBC Holdings PLC                                    196,800      3,367,435
                                                                 ----------

Total United Kingdom                                             28,100,605
===========================================================================

TAIWAN: 2.24%
Chunghwa Telecom Co., Ltd. ADR                     1,252,200     26,358,810
Chunghwa Telecom Co., Ltd.                           648,000      1,273,986
                                                                 ----------

Total Taiwan                                                     27,632,796
===========================================================================

AUSTRALIA: 1.71%
AXA Asia Pacific Holdings, Ltd.                    6,585,658     21,125,737
                                                                 ----------

Total Australia                                                  21,125,737
===========================================================================

TOTAL COMMON EQUITIES
(Cost $667,082,779)                                             921,948,243
===========================================================================

See footnotes on page 17.

800.789.ASIA [2742]    www.matthewsfunds.com      15

M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

SCHEDULE OF INVESTMENTS (continued)

PREFERRED EQUITIES: 4.04%*

                                                      SHARES          VALUE
===========================================================================
SOUTH KOREA: 4.04%
Hyundai Motor Co., Ltd., Pfd.                        721,890    $20,153,227
Hyundai Motor Co., Ltd., 2nd Pfd.                    510,230     15,303,943
LG Chem Ltd., Pfd.                                   242,450      5,925,411
Samsung Fire & Marine Insurance
 Co., Ltd., Pfd.                                     142,820      5,366,787
LG Household & Health Care,
 Ltd., Pfd.                                          177,830      3,349,773
                                                                 ----------

Total South Korea                                                50,099,141
===========================================================================

TOTAL PREFERRED EQUITIES
(Cost $26,476,044)                                               50,099,141
===========================================================================

INTERNATIONAL DOLLAR BONDS: 17.30%*

                                                 FACE AMOUNT          VALUE
===========================================================================
CHINA/HONG KONG: 9.91%
China Mobile Hong Kong, Ltd., Cnv.
 2.250%, 11/03/05                                $47,650,000    $47,292,625
PCCW Capital II, Ltd., Cnv.
 1.000%, 01/29/07                                 28,740,000     32,188,800
Shangri-La Finance, Ltd., Cnv.
 0.000%, 03/15/09                                 14,722,000     17,813,620
Hang Lung Properties, Ltd., Cnv.
 5.500%, 12/29/49                                 11,120,000     12,788,000
BCA Finance, Ltd.
 0.000%, 11/28/08                                  5,800,000      4,988,000
Tingyi (C.I.) Holding Corp., Cnv.
 3.500%, 06/04/05                                  3,500,000      3,871,875
PCCW Capital, Ltd., Cnv.
 3.500%, 12/05/05                                  3,000,000      3,571,890
                                                                -----------

Total China/Hong Kong                                           122,514,810
===========================================================================

SOUTH KOREA: 3.24%
Korea Deposit Insurance Corp., Cnv.
 2.250%, 10/11/05                                 25,486,000     31,793,785
KT Corp., Cnv.
 5.875%, 06/24/14                                  7,800,000      8,282,118
                                                                 ----------

Total South Korea                                                40,075,903
===========================================================================

TAIWAN: 3.08%
Cathay Financial Holding Co., Cnv.
 0.000%, 05/20/07                                 22,042,000     28,516,837
Sinopac Holdings Co., Cnv.
 0.000%, 07/12/07                                  7,177,000      9,536,439
                                                                 ----------

Total Taiwan                                                     38,053,276
===========================================================================

MALAYSIA: 1.07%
Prime Venture Labuan, Ltd., Cnv.
 1.000%, 12/12/08                                 12,740,000     13,265,525
                                                                 ----------

Total Malaysia                                                   13,265,525
===========================================================================

16       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                                      VALUE
===========================================================================

TOTAL INTERNATIONAL
DOLLAR BONDS                                                   $213,909,514
(Cost $204,525,806)

---------------------------------------------------------------------------
TOTAL INVESTMENTS: 95.91%*                                    1,185,956,898
(Cost $898,084,629***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 4.09%                                          50,534,390
                                                                 ----------

NET ASSETS: 100.00%                                          $1,236,491,288
===========================================================================
*	As a percentage of net assets as of December 31, 2004
**	Non–income producing security
***	Cost for Federal tax purposes is $920,138,148 and net unrealized appreciation consists of:
     Gross unrealized appreciation.............$271,607,465
     Gross unrealized depreciation.............  (5,788,715)
                                               ------------
     Net unrealized appreciation...............$265,818,750
                                               ============
ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]     www.matthewsfunds.com       17

M A T T H E W S   K O R E A   F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MAKOX

G. Paul Matthews and Mark W. Headley

The Matthews Korea Fund invests at least 80% of its assets in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGER COMMENTARY

Both the Matthews Korea Fund and the Korean market enjoyed a strong year in 2004. For the year, the Fund gained 23.49%, underperforming its benchmark index but outperforming the Lipper Pacific ex-Japan Funds category average. The Korean market saw strong performance from such sectors as energy and commodities, to which the Fund has typically had little or no exposure. The general environment was one of significant concerns over a possible slowing in China’s growth, the ongoing credit card debacle in the domestic economy, and the current government’s somewhat hapless sense of economic policy.

While Korea has faced numerous challenges, we continue to see the ongoing overhaul of the financial system and the generally more open and market-oriented economy to be indicators of continued progress. That major foreign entities now control a significant portion of the Korean banking system is a profound development

(continued on page 20)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

18       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 1/3/95
----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                        1 YR      3 YRS      5 YRS   INCEPTION
----------------------------------------------------------------------------------------------
Matthews Korea Fund                                     23.49%    21.20%     7.51%     2.09%

KOSPI Index(1)                                          27.12%    19.02%    -0.28%    -3.30%

Lipper Pacific ex-Japan Funds Category Average(2)       16.50%    16.48%     1.68%     3.52%*
----------------------------------------------------------------------------------------------
Assumes reinvestment of all dividends. Past performance is not indicative of future results.
Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

*Calculated from 12/31/94

------------------------------------------------------------
                   OPERATING EXPENSES(3)
------------------------------------------------------------
For the four months ended 12/31/04+ (annualized)       1.31%

For Fiscal Year 2004 (ended 8/31/04)                   1.50%
------------------------------------------------------------

------------------------------------------------------------
                   PORTFOLIO TURNOVER(4)
------------------------------------------------------------
For the four months ended 12/31/04+ (not annualized)   6.53%

For Fiscal Year 2004 (ended 8/31/04)                  18.40%
------------------------------------------------------------
+For the four months ended 12/31/04 due to Fund's change of
  fiscal year from 8/31 to 12/31.

------------------------------------------------------------
                    COUNTRY ALLOCATION**
------------------------------------------------------------
South Korea                                            99.7%
Cash and other                                          0.3%
------------------------------------------------------------

------------------------------------------------------------
                     SECTOR ALLOCATION**
------------------------------------------------------------
Financials                                             21.0%
Information Technology                                 20.7%
Consumer Discretionary                                 18.3%
Consumer Staples                                       12.5%
Telecommunication Services                              8.4%
Industrials                                             8.2%
Health Care                                             7.9%
Utilities                                               1.9%
Materials                                               0.8%
Cash and other                                          0.3%
------------------------------------------------------------

------------------------------------------------------------
                    MARKET CAP EXPOSURE**
------------------------------------------------------------
Large cap (over $5 billion)                            36.8%
Mid cap ($1-$5 billion)                                30.8%
Small cap (under $1 billion)                           32.1%
Cash and other                                          0.3%
------------------------------------------------------------
**Percentage figures have been rounded to total 100.0%

---------------------------------------------------------------------
     NAV      NET ASSETS           REDEMPTION FEE      12b-1 FEES
---------------------------------------------------------------------
    $4.08   $127.8 million      2.00% within 90 days      None
---------------------------------------------------------------------
All data is as of December 31, 2004, unless otherwise noted.
[1]	The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. Source: Bloomberg.
[2]	As of 12/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 56 funds for the one-year period, 52 funds for the three-year period, 41 funds for the five-year period, and 16 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales, proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       19

M A T T H E W S   K O R E A   F U N D

Portfolio manager commentary,
continued from page 18

for a country that was once referred to as the “Hermit Kingdom.”

During the year, the majority of the Fund’s positive returns came from consumer- and financial-related companies. The Fund also did well in its health care positions, an area where Korea shows a rare potential in the Asian equity universe. Individual technology-related companies performed well, but most of the losses suffered during the year were in that sector.

Korea continues to show uneven economic performance. Millions of consumers remain mired in credit card debt following a borrowing binge that began in 2001; this substantial outstanding consumer debt remains a real problem for the economy. However, in contrast to many economies in 2004, the Korean central bank was in a position to lower interest rates in the face of perceived weakness.

Overall, we continue to believe that the Korean market offers some of the better valuations in the region. Such attractive valuations have to be balanced against Korea’s historic volatility, continued challenges in corporate governance, and its highly irrational neighbor, North Korea.

SCHEDULE OF INVESTMENTS

EQUITIES: SOUTH KOREA: 99.66%*

                                                      SHARES          VALUE
===========================================================================
FINANCIALS: 21.03%

Commercial Banks: 14.84%
Hana Bank                                            263,594     $6,569,480
Kookmin Bank **                                      156,102      6,107,159
Shinhan Financial Group Co., Ltd.                    212,012      4,792,389
Kookmin Bank ADR **                                   38,339      1,498,288
                                                                 ----------
                                                                 18,967,316
                                                                 ----------
Insurance: 3.16%
Samsung Fire & Marine Insurance
 Co., Ltd.                                            51,373      4,044,532
                                                                 ----------
Capital Markets: 3.03%
Samsung Securities Co., Ltd.                         159,625      3,870,351
                                                                 ----------

Total Financials                                                 26,882,199
===========================================================================

INFORMATION TECHNOLOGY: 20.66%
Semiconductors &
Semiconductor Equipment: 12.18%

Samsung Electronics Co., Ltd.                         28,141     12,246,446
Mtekvision Co., Ltd. **                               57,380      1,806,982
Samsung Electronics Co., Ltd., Pfd.                    5,260      1,516,721
                                                                 ----------
                                                                 15,570,149
                                                                 ----------
Internet Software & Services: 2.62%
NHN Corp.                                             41,440      3,342,581
                                                                 ----------

Software: 2.33%
NCsoft Corp. **                                       36,746      2,974,609
                                                                 ----------

Electronic Equipment & Instruments: 2.11%
Daeduck GDS Co., Ltd.                                164,500      1,493,721
Amotech Co., Ltd.                                    117,970      1,207,962
                                                                  ---------
                                                                  2,701,683
                                                                  ---------
Computers & Peripherals: 1.42%
LG.Philips LCD Co., Ltd. ADR **                      101,000      1,816,990
                                                                 ----------

Total Information Technology                                     26,406,012
===========================================================================

20       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                      SHARES          VALUE
===========================================================================
CONSUMER DISCRETIONARY: 18.31%
Media: 6.37%

CJ Entertainment, Inc.                               234,441     $3,736,743
Cheil Communications, Inc.                            22,330      3,246,392
G2R, Inc.                                             67,430      1,156,185
                                                                 ----------
                                                                  8,139,320
                                                                 ----------

Automobiles: 5.95%
Hyundai Motor Co.                                     86,641      4,645,069
Hyundai Motor Co., Pfd.                              106,110      2,962,306
                                                                 ----------
                                                                  7,607,375
                                                                 ----------

Multiline Retail: 3.24%
Hyundai Department Store Co., Ltd.                    96,300      3,144,262
Taegu Department Store Co., Ltd.                     133,110        988,810
                                                                 ----------
                                                                  4,133,072
                                                                 ----------

Internet & Catalog Retail: 2.04%
LG Home Shopping, Inc.                                42,234      2,611,066
                                                                 ----------

Textiles, Apparel & Luxury Goods: 0.36%
Handsome Co., Ltd.                                    56,699        458,434
                                                                 ----------

Auto Components: 0.35%
Korea Electric Terminal Co., Ltd.                     25,980        444,210
                                                                 ----------

Total Consumer Discretionary                                     23,393,477
===========================================================================

                                                      SHARES          VALUE
===========================================================================
CONSUMER STAPLES: 12.54%
Food Products: 5.92%
Nong Shim Co., Ltd.                                   15,420     $3,716,470
Pulmuone Co., Ltd.                                    43,510      2,185,587
ORION Corp.                                           15,760      1,659,428
                                                                 ----------
                                                                  7,561,485
                                                                 ----------
Personal Products: 3.70%
AmorePacific Corp.                                    18,890      4,735,273
                                                                 ----------

Beverages: 2.92%
Hite Brewery Co., Ltd.                                45,191      3,732,448
                                                                 ----------

Total Consumer Staples                                           16,029,206
===========================================================================

TELECOMMUNICATION SERVICES: 8.45%
Wireless Telecommunication Services: 5.34%
SK Telecom Co., Ltd.                                  19,845      3,776,531
SK Telecom Co., Ltd.  ADR                             86,900      1,933,525
KT Freetel Co., Ltd.                                  46,671      1,113,576
                                                                 ----------
                                                                  6,823,632
                                                                 ----------

Diversified Telecommunication Services: 3.11%
KT Corp.                                              59,720      2,394,107
KT Corp. ADR                                          72,300      1,576,863
                                                                 ----------
                                                                  3,970,970
                                                                 ----------

Total Telecommunication Services                                 10,794,602
===========================================================================

See footnotes on page 23.

800.789.ASIA [2742]    www.matthewsfunds.com      21

M A T T H E W S   K O R E A   F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES: SOUTH KOREA (continued)

                                                      SHARES          VALUE
===========================================================================
INDUSTRIALS: 8.15%

Commercial Services & Supplies: 6.28%
S1 Corp.                                             120,455     $4,247,109
Sindo Ricoh Co., Ltd.                                 39,766      2,535,313
Shinsegae Food Systems Co., Ltd.                      43,509      1,235,669
                                                                 ----------
                                                                  8,018,091
                                                                 ----------

Construction & Engineering: 1.87%
Tae Young Corp.                                       66,010      2,391,205
                                                                 ----------

Total Industrials                                                10,409,296
===========================================================================

HEALTH CARE: 7.85%
Pharmaceuticals: 7.85%
Hanmi Pharm Co., Ltd.                                 61,931      3,164,781
Yuhan Corp.                                           37,133      3,120,743
LG Life Sciences, Ltd. **                             66,370      2,263,197
Daewoong Pharmaceutical Co., Ltd.                     68,210      1,479,245
                                                                 ----------

Total Health Care                                                10,027,966
===========================================================================

                                                      SHARES          VALUE
===========================================================================
UTILITIES: 1.91%
Electric Utilities: 1.39%
Korea Electric Power Corp.                            68,510     $1,776,945
                                                                 ----------

Gas Utilities: 0.52%
Samchully Co., Ltd.                                   10,570        662,667
                                                                 ----------

Total Utilities                                                   2,439,612
===========================================================================

MATERIALS: 0.76%
Chemicals: 0.76%
LG Chem, Ltd.                                         24,420        973,073
                                                                 ----------

Total Materials                                                     973,073
===========================================================================

22      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                                      VALUE
===========================================================================
TOTAL INVESTMENTS: 99.66%                                      $127,355,443
(Cost $79,182,812***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.34%                                             439,008
                                                                 ----------

NET ASSETS: 100.00%                                            $127,794,451
===========================================================================
*	As a percentage of net assets as of December 31, 2004
**	Non–income producing security
***	Cost for Federal tax purposes is $80,477,217 and net unrealized appreciation consists of:
     Gross unrealized appreciation..................$49,489,630
     Gross unrealized depreciation.................. (2,611,404)
                                                    -----------
     Net unrealized appreciation....................$46,878,226
                                                    ===========
ADR	American Depositary Receipt
GDS	Global Depositary Shares
Pfd.	Preferred

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       23

M A T T H E W S   C H I N A    F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MCHFX

Richard H. Gao, Mark W. Headley and G. Paul Matthews

The Matthews China Fund invests at least 80% of its assets in the common and preferred stocks of companies located in China. China includes Taiwan and Hong Kong.

PORTFOLIO MANAGER COMMENTARY

During the year ended December 31, 2004, Chinese equities experienced some volatile trading periods in a market driven by a combination of China’s efforts to slow its economy, rising energy and commodity prices, and investor expectations of a currency revaluation. Over the year, the Matthews China Fund gained 3.88%, outperforming its benchmark index but underperforming the Lipper China Region Funds category average. The Funds’ outperformance of the index came mainly from its overweight position in the consumer sector and its stronger relative performance in the financial and materials sectors.

After benefiting from strong economic growth in the first two months of the year, Chinese stocks began a sharp correction due to signs of overheating in the economy. In response, the central bank initiated various tightening measures. The markets rebounded strongly in the second half of

(continued on page 26)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

24       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 2/19/98
------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------
                                                                            SINCE
                                               1 YR     3 YRS     5 YRS   INCEPTION
------------------------------------------------------------------------------------
Matthews China Fund                            3.88%    16.60%    12.33%     7.58%

MSCI China Free Index(1)                       1.89%    17.97%    -2.77%    -8.23%*

Lipper China Region Funds Category Average(2)  9.27%    14.60%     3.40%     6.11%*
------------------------------------------------------------------------------------
Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

*Calculated from 2/28/98

------------------------------------------------------------
                  OPERATING EXPENSES(3)
------------------------------------------------------------
For the four months ended 12/31/04+ (annualized)       1.43%

For Fiscal Year 2004 (ended 8/31/04)                   1.50%
------------------------------------------------------------

------------------------------------------------------------
                   PORTFOLIO TURNOVER(4)
------------------------------------------------------------
For the four months ended 12/31/04+ (not annualized)   4.99%

For Fiscal Year 2004 (ended 8/31/04)                  28.99%
------------------------------------------------------------
+For the four months ended 12/31/04 due to Fund’s change of
fiscal year from 8/31 to 12/31.

------------------------------------------------------------
                     CHINA EXPOSURE(5)**
------------------------------------------------------------
China Play                                             40.6%
H Share                                                27.6%
Red Chip                                               25.1%
B Share                                                 5.9%
Cash and other                                          0.8%
------------------------------------------------------------

------------------------------------------------------------
                     SECTOR ALLOCATION**
------------------------------------------------------------
Consumer Discretionary                                 23.9%
Industrials                                            15.7%
Financials                                             14.1%
Utilities                                               9.3%
Information Technology                                  9.2%
Energy                                                  7.4%
Telecommunications Services                             6.9%
Consumer Staples                                        5.0%
Health Care                                             4.1%
Materials                                               3.6%
Cash and other                                          0.8%
------------------------------------------------------------

------------------------------------------------------------
                    MARKET CAP EXPOSURE**
------------------------------------------------------------
Large cap (over $5 billion)                            28.9%
Mid cap ($1-$5 billion)                                50.4%
Small cap (under $1 billion)                           19.9%
Cash and other                                          0.8%
------------------------------------------------------------
**Percentage figures have been rounded to total 100.0%

------------------------------------------------------------------------
     NAV          NET ASSETS           REDEMPTION FEE      12b-1 FEES
------------------------------------------------------------------------
    $14.01      $380.1 million      2.00% within 90 days       None
------------------------------------------------------------------------
All data is as of December 31, 2004, unless otherwise noted.
[1]	The MSCI China Free Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Bloomberg.
[2]	As of 12/31/04, the Lipper China Region Funds Category Average consisted of 26 funds for the one-year period, 22 funds for the three-year period, 20 funds for the five-year period, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales, proceeds divided by the average monthly market value of long-term securities.
[5]	China Plays are Hong Kong companies that conduct the majority of their business in mainland China. Red Chips are Mainland Chinese companies listed on the Hong Kong stock exchange and incorporated in Hong Kong. H shares are Mainland Chinese companies listed on the Hong Kong stock exchange; companies are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

800.789.ASIA [2742]    www.matthewsfunds.com       25

M A T T H E W S   C H I N A  F U N D

Portfolio manager commentary,
continued from page 24

the year as the tightening measures seemed to be taking effect and liquidity returned to stocks amid investor expectations that the Chinese currency would be revalued.

For the year, we continued to maintain diversification within the Fund, with overweight positions in the industrials, financials and consumer-discretionary sectors. These three sectors also contributed most to Fund performance. We believe that companies in these sectors will continue to benefit from the continuing development of China’s economy and its improving living standards. The Fund’s holdings in the information technology, utilities and health care sectors produced mostly negative returns as a result of rising competition and/or increasing operating costs.

The Fund continues to keep a long-term investment perspective and invests the majority of its holdings in pure Chinese companies and companies with significant amounts of business coming from China. During the period, the Fund underperformed the overall Hong Kong market, as measured by the Hang Seng Index, which benefited from a strong recovery in the territory’s property and retail sectors.

In late January 2005, Richard H. Gao was named Lead Manager of the Fund. Mr. Gao served as Co-Manager of the Fund since 1999. No other changes to the Fund’s management occurred.

SCHEDULE OF INVESTMENTS

EQUITIES: CHINA/HONG KONG: 99.20%*

                                                      SHARES          VALUE
===========================================================================
CONSUMER DISCRETIONARY: 23.89%
Hotels, Restaurants & Leisure: 7.30%
Shangri-La Asia, Ltd.                              8,953,600    $12,843,845
China Travel International
 Investment Hong Kong, Ltd.                       24,034,000      7,730,162
Cafe de Coral Holdings, Ltd.                       5,880,100      6,808,473
China Travel International
 Investment Hong Kong, Ltd.
 Warrants, Expires 5/31/06 **                      2,942,400        370,980
                                                                 ----------
                                                                 27,753,460
                                                                 ----------

Media: 4.50%
Television Broadcasts, Ltd.                        2,542,000     11,806,067
Clear Media, Ltd. **                               5,534,000      5,304,176
                                                                 ----------
                                                                 17,110,243
                                                                 ----------

Textiles, Apparel & Luxury Goods: 3.16%
Weiqiao Textile Co., Ltd.
 H Shares                                          4,445,500      7,006,146
Texwinca Holdings, Ltd.                            5,284,000      4,996,578
                                                                 ----------
                                                                 12,002,724
                                                                 ----------

Household Durables: 2.65%
TCL International Holdings, Ltd.                  24,764,000      6,371,964
Lerado Group Holding Co., Ltd.                    24,089,000      3,687,977
                                                                 ----------
                                                                 10,059,941
                                                                 ----------

Automobiles: 2.42%
Denway Motors, Ltd.                               25,805,200      9,212,823
                                                                 ----------

Distributors: 2.18%
Li & Fung, Ltd.                                    4,914,000      8,281,880
                                                                 ----------

Specialty Retail: 1.68%
Giordano International, Ltd.                      10,188,000      6,389,782
                                                                 ----------

Total Consumer Discretionary                                     90,810,853
===========================================================================

26      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                      SHARES          VALUE
===========================================================================
INDUSTRIALS: 15.69%
Transportation Infrastructure: 10.06%
Cosco Pacific, Ltd.                                5,948,000    $12,320,245
China Merchants Holdings
 International Co., Ltd.                           5,205,000      9,810,268
Zhejiang Expressway Co., Ltd.
 H Shares                                          9,656,000      6,646,202
Beijing Capital International
 Airport Co., Ltd. H Shares                       13,616,000      5,780,774
GZI Transport, Ltd.                               12,384,000      3,664,471
                                                                 ----------
                                                                 38,221,960
                                                                 ----------

Electrical Equipment: 2.51%
BYD Co., Ltd. H Shares                             3,599,000      9,538,313
                                                                 ----------

Machinery: 1.78%
Shanghai Zhenhua Port
 Machinery Co., Ltd. B Shares                      8,729,682      6,782,963
                                                                 ----------

Air Freight & Logistics: 0.81%
Sinotrans, Ltd. H Shares                          10,566,000      3,092,534
                                                                 ----------

Airlines: 0.53%
Air China, Ltd.**                                  5,230,000      2,018,578
                                                                 ----------

Total Industrials                                                59,654,348
===========================================================================

                                                      SHARES          VALUE
===========================================================================
FINANCIALS: 14.06%
Real Estate: 7.69%
Swire Pacific, Ltd. A Shares                       2,103,500    $17,590,508
China Vanke Co., Ltd. B Shares                    20,396,858     11,598,666
                                                                 ----------
                                                                 29,189,174
                                                                 ----------

Commercial Banks: 3.59%
BOC Hong Kong Holdings, Ltd.                       7,131,500     13,624,791
                                                                 ----------

Insurance: 2.78%
PICC Property and Casualty Co.,
 Ltd. H Shares **                                 20,856,000      7,244,648
China Insurance International
 Holdings Co., Ltd.                                8,104,000      3,336,352
                                                                 ----------
                                                                 10,581,000
                                                                 ----------

Total Financials                                                 53,394,965
===========================================================================

UTILITIES: 9.33%
Electric Utilities: 5.54%
Datang International Power
 Generation, Co., Ltd. H Shares                   11,232,000      8,453,479
Huaneng Power International,
 Inc. H Shares                                     8,604,000      6,420,235
Guangdong Electric Power
 Development Co., Ltd. B Shares                    8,471,726      3,803,819
Huaneng Power International,
 Inc. ADR                                             78,800      2,365,576
                                                                 ----------
                                                                 21,043,109
                                                                 ----------

Gas Utilities: 3.79%
Hong Kong and China Gas Co.,
 Ltd.                                              6,973,400     14,399,325
                                                                 ----------

Total Utilities                                                  35,442,434
===========================================================================

See footnotes on page 29.

800.789.ASIA [2742]    www.matthewsfunds.com      27

M A T T H E W S   C H I N A  F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES: CHINA/HONG KONG (continued)

                                                      SHARES          VALUE
===========================================================================
INFORMATION TECHNOLOGY: 9.19%
Computers & Peripherals: 4.15%
Lenovo Group, Ltd.                                30,500,000     $9,123,160
TPV Technology, Ltd.                              11,122,000      6,653,625
                                                                 ----------
                                                                 15,776,785
                                                                 ----------

Communications Equipment: 1.64%
Comba Telecom Systems
 Holdings, Ltd.                                   11,214,000      4,977,396
ZTE Corp. H Shares **                                390,600      1,263,842
                                                                 ----------
                                                                  6,241,238
                                                                 ----------

Internet Software & Services: 1.63%
Sina Corp. **                                        192,900      6,184,374
                                                                 ----------

IT Services: 1.38%
Travelsky Technology, Ltd. H
 Shares                                            6,487,000      5,257,835
                                                                 ----------

Semiconductors & Semiconductor
Equipment: 0.39%
Semiconductor Manufacturing
 International, Corp.  ADR **                        138,000      1,486,260
                                                                 ----------

Total Information Technology                                     34,946,492
===========================================================================

ENERGY: 7.44%
Oil & Gas: 5.99%
CNOOC, Ltd.                                       17,072,000      9,169,874
Sinopec Zhenhai Refining and
 Chemical Co., Ltd.                                7,352,000      7,614,193
PetroChina Co., Ltd. H Shares                     11,226,000      5,993,709
                                                                 ----------
                                                                 22,777,776
                                                                 ----------

Energy Equipment & Services: 1.45%
China Oilfield Services, Ltd. H
 Shares                                           18,018,000      5,505,448
                                                                 ----------

Total Energy                                                     28,283,224
===========================================================================

                                                      SHARES          VALUE
===========================================================================
TELECOMMUNICATION SERVICES: 6.89%
Wireless Telecommunication Services: 4.87%
China Mobile HK, Ltd.                              5,199,583    $17,626,726
China Mobile HK, Ltd. ADR                             50,500        866,580
                                                                 ----------
                                                                 18,493,306
                                                                 ----------

Diversified Telecommunication Services: 2.02%
China Telecom Corp., Ltd.
 H Shares                                         20,988,000      7,695,528
                                                                 ----------

Total Telecommunication Services                                 26,188,834
===========================================================================

CONSUMER STAPLES: 5.00%
Food & Staples Retailing: 1.77%
Lianhua Supermarket Holdings,
 Ltd. H Shares                                     5,512,000      6,736,826
                                                                 ----------

Beverages: 1.69%
Tsingtao Brewery Co., Ltd.
 H Shares                                          6,351,000      6,414,079
                                                                 ----------

Food Products: 1.54%
China Mengniu Dairy Co., Ltd. **                   7,444,000      5,841,962
                                                                 ----------

Total Consumer Staples                                           18,992,867
===========================================================================

28      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                      SHARES          VALUE
===========================================================================
HEALTH CARE: 4.07%
Pharmaceuticals: 1.52%
China Pharmaceutical Group,
 Ltd.                                             21,974,000     $5,795,428
                                                                 ----------

Health Care Equipment & Supplies: 1.29%
Moulin International Holdings,
 Ltd.                                              7,192,000      4,903,973
                                                                 ----------

Biotechnology: 1.26%
Global Bio-chem Technology
 Group Co., Ltd.                                   7,204,000      4,726,791
Global Bio-chem Technology
 Group Co., Ltd. Warrants
Expires 5/31/07 **                                 1,089,000         51,838
                                                                 ----------
                                                                  4,778,629
                                                                 ----------

Total Health Care                                                15,478,030
===========================================================================

MATERIALS: 3.64%
Construction Materials: 3.64%
Cheung Kong Infrastructure
 Holdings, Ltd.                                    4,805,500     13,879,615
                                                                 ----------

Total Materials                                                  13,879,615
===========================================================================

                                                                      VALUE
===========================================================================
TOTAL INVESTMENTS: 99.20%                                      $377,071,662
(Cost $345,741,936***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.80%                                           3,049,808
                                                                 ----------

NET ASSETS: 100.00%                                            $380,121,470
===========================================================================
*	As a percentage of net assets as of December 31, 2004
**	Non–income producing security.
***	Cost for Federal tax purposes is $346,280,460 and net unrealized appreciation consists of:
     Gross unrealized appreciation.....................$ 50,817,457
     Gross unrealized depreciation..................... (20,026,255)
                                                       ------------
     Net unrealized depreciation.......................$ 30,791,202
                                                       ============
ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       29

M A T T H E W S   J A P A N   F U N D

PORTFOLIO MANAGER	SYMBOL: MJFOX

Mark W. Headley

The Matthews Japan Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGER COMMENTARY

For the year ended December 31, 2004, the Japanese equity market was volatile. This was primarily due to a lack of consistent and positive economic data released in Japan and the markets factoring in possible negative repercussions from slower growth in China and the U.S. Despite these uncertainties, the Japanese equity markets were able to end the year with gains.

For the year ended December 31, 2004, the Matthews Japan Fund gained 22.03%, outperforming its benchmark indices as well as the Lipper Japanese Funds category average. The largest contributing sectors to the Fund’s performance were financial, consumer discretionary and information technology. During the year, the Fund was overweight in these sectors relative to its benchmarks. Positions in the telecommunication and industrial sectors underperformed, detracting from the Fund’s

(continued on page 32)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

30      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 12/31/98
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------
                                                                                          SINCE
                                               1 YR          3 YRS         5 YRS        INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews Japan Fund                           22.03%         19.02%       -2.18%         10.87%

MSCI Developed Markets Japan Index(1)         15.95%         12.36%       -6.31%          2.62%

TOPIX Index(2)                                15.54%         13.47%       -7.03%          3.68%

Lipper Japanese Funds Category Average(3)     13.83%         10.46%       -8.83%          4.16%
---------------------------------------------------------------------------------------------------------

Assumes reinvestment of all dividends. Past performance is not indicative of future results.
Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

-------------------------------------------------------------------
                       OPERATING EXPENSES(4)
-------------------------------------------------------------------
For the four months ended 12/31/04+ (annualized)              1.38%

For Fiscal Year 2004 (ended 8/31/04)                          1.45%
-------------------------------------------------------------------

-------------------------------------------------------------------
                       PORTFOLIO TURNOVER(5)
-------------------------------------------------------------------
For the four months ended 12/31/04+ (not annualized)          5.30%

For Fiscal Year 2004 (ended 8/31/04)                         14.57%
-------------------------------------------------------------------
+ For the four months ended 12/31/04 due to Fund's change of fiscal year from 8/31 to 12/31.

----------------------------------------------------
                COUNTRY ALLOCATION**
----------------------------------------------------
Japan                                          99.5%
Cash and other                                  0.5%
----------------------------------------------------

----------------------------------------------------
                  SECTOR ALLOCATION**
----------------------------------------------------
Consumer Discretionary                         31.6%
Financials                                     23.9%
Information Technology                         13.4%
Industrials                                    11.7%
Consumer Staples                               10.4%
Telecommunications Services                     6.7%
Health Care                                     1.8%
Cash and other                                  0.5%
----------------------------------------------------

----------------------------------------------------
                MARKET CAP EXPOSURE**
----------------------------------------------------
Large cap (over $5 billion)                    52.9%
Mid cap ($1-$5 billion)                        35.6%
Small cap (under $1 billion)                   11.0%
Cash and other                                  0.5%
----------------------------------------------------
** Percentage figures have been rounded to total 100.0%

---------------------------------------------------------------------------
       NAV         NET ASSETS          REDEMPTION FEE         12b-1 FEES
---------------------------------------------------------------------------
     $16.12      $200.5 million     2.00% within 90 days         None
---------------------------------------------------------------------------
All data is as of December 31, 2004, unless otherwise noted.
[1]	The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. Source: Bloomberg.
[2]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Source: Bloomberg.
[3]	As of 12/31/04, the Lipper Japanese Funds Category Average consisted of 40 funds for the one-year period, 35 funds for the three-year period, 28 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]	Includes management fee, shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date purchase costs or sales, proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       31

M A T T H E W S   J A P A N   F U N D

Portfolio manager commentary, continued from page 30

performance. The Matthews Japan Fund’s exposure to small- and mid-capitalization stocks enabled it to participate in some of the small-cap index’s outperformance relative to the large- to mid-cap indices.

The Matthews Japan Fund continues to concentrate its exposure in three main sectors: financials, consumer discretionary and information technology. This focus is based on the view that, over the long term, these sectors represent the best growth opportunities—driven by the revitalization of the consumer in Japan as well as the growth in absolute consumption in Asia ex-Japan. The Fund also maintains exposure to a combination of stocks of larger-capitalization companies as well as medium- and smaller-cap companies, as we believe such exposure allows for both greater diversification and broader participation in the Japanese economy. The Japanese equity markets continue to present short-term uncertainties. However, we are observing many Japanese companies improving their operations and service toward investors, which we believe over the long term will result in a more positive environment in which to invest in Japanese equities.

In late January 2005, Mark W. Headley was named Lead Manager of the Fund and Patricia Higase, CFA, was named Co-Manager. Mr. Headley served as a Manager since the Fund’s inception in December 1998. No other changes to the Fund’s management occurred.

SCHEDULE OF INVESTMENTS

EQUITIES: Japan: 99.46%*

                                             SHARES           VALUE
===================================================================
CONSUMER DISCRETIONARY: 31.64%
Household Durables: 9.46%
 Sharp Corp.                                461,000      $7,529,562
Matsushita Electric Industrial
 Co., Ltd                                   377,000       5,984,594
Makita Corp.                                312,000       5,458,401
                                                         ----------
                                                         18,972,557
                                                         ----------

Leisure, Equipment & Products: 6.71%
Shimano, Inc.                               209,000       5,968,222
Studio Alice Co., Ltd.                      214,500       4,607,049
Fuji Photo Film Co., Ltd.                    79,000       2,884,506
                                                         ----------
                                                         13,459,777
                                                         ----------

Specialty Retail: 3.43%
Nitori Co., Ltd.                             61,250       4,000,415
Gulliver International Co., Ltd.             21,570       2,884,985
                                                         ----------
                                                          6,885,400
                                                         ----------

Multiline Retail: 2.79%
Mitsukoshi, Ltd.                          1,149,000       5,586,273
                                                         ----------

Media: 2.55%
Fuji Television Network, Inc.                 2,357       5,108,406
                                                         ----------

Automobiles: 2.37%
Honda Motor Co., Ltd. ADR                   182,200       4,748,132
                                                         ----------

Hotels Restaurants & Leisure: 2.35%
Nissin Healthcare Food Service
 Co., Ltd.                                  260,800       4,707,793
                                                         ----------

Internet & Catalog Retail: 1.98%
Rakuten, Inc. W / I **, ***                   3,258       3,535,358
Rakuten, Inc. **                                362         413,492
Belluna Co., Ltd.                               710          26,479
                                                         ----------
                                                          3,975,329
                                                         ----------

Total Consumer Discretionary                             63,443,667
===================================================================

32     MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                             SHARES           VALUE
===================================================================
FINANCIALS: 23.90%
Commercial Banks: 10.95%
The Sumitomo Trust and Banking
 Co., Ltd.                                1,210,000      $8,753,392
Mizuho Financial Group, Inc.                  1,491       7,511,042
The Joyo Bank, Ltd.                       1,165,000       5,686,810
                                                         ----------
                                                         21,951,244
                                                         ----------

Capital Markets: 6.67%
Nomura Holdings, Inc.                       460,000       6,709,362
Monex Beans Holdings, Inc. **                 5,328       6,658,049
                                                         ----------
                                                         13,367,411
                                                         ----------

Real Estate: 3.26%
Japan Retail Fund Investment
 Corp. REIT                                     416       3,513,033
Japan Real Estate Investment
 Corp. REIT                                     359       3,028,175
                                                         ----------
                                                          6,541,208
                                                         ----------

Insurance: 3.02%
T&D Holdings, Inc. **                       126,445       6,048,819
                                                         ----------

Total Financials                                         47,908,682
===================================================================

                                             SHARES           VALUE
===================================================================
INFORMATION TECHNOLOGY: 13.37%
Software: 6.04%
Nintendo Co., Ltd.                           52,215      $6,560,647
Square Enix Co., Ltd.                       187,600       5,549,429
                                                         ----------
                                                         12,110,076
                                                         ----------

IT Services: 3.25%
NIWS Co., Ltd.                                2,245       6,509,470
                                                         ----------

Office Electronics: 2.93%
Canon, Inc. ADR                             108,300       5,876,358
                                                         ----------

Electronic Equipment & Instruments: 1.15%
Murata Manufacturing Co., Ltd.               41,300       2,310,348
                                                         ----------

Total Information Technology                             26,806,252
===================================================================

INDUSTRIALS: 11.68%
Commercial Services & Supplies: 5.46%
Secom Co., Ltd.                             158,500       6,344,333
Toppan Forms Co., Ltd.                      377,600       4,608,025
                                                         ----------
                                                         10,952,358
                                                         ----------

Air Freight & Logistics: 2.46%
Yamato Transport Co., Ltd.                  333,000       4,941,521
                                                         ----------

Building Products: 2.11%
Toto, Ltd.                                  444,000       4,239,305
                                                         ----------

Machinery: 1.65%
Yushin Precision Equipment
 Co., Ltd.                                  127,145       2,136,254
Disco Corp.                                  25,000       1,144,684
                                                         ----------
                                                          3,280,938
                                                         ----------

Total Industrials                                        23,414,122
===================================================================

See footnotes on page 35.

800.789.ASIA [2742]    www.matthewsfunds.com      33

M A T T H E W S   J A P A N   F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES (continued)

                                             SHARES           VALUE
===================================================================
CONSUMER STAPLES: 10.38%
Food Staples & Retailing: 3.29%
Seven-Eleven Japan Co., Ltd.                209,000      $6,590,550
                                                         ----------

Beverages: 2.89%
Ito En, Ltd.                                111,600       5,796,271
                                                         ----------

Food Products: 2.53%
Hokuto Corp.                                278,680       5,071,361
                                                         ----------

Personal Products: 1.67%
Shiseido Co., Ltd.                          232,000       3,361,203
                                                         ----------

Total Consumer Staples                                   20,819,385
===================================================================

                                             SHARES           VALUE
===================================================================
TELECOMMUNICATION SERVICES: 6.68%
Diversified Telecommunication Services: 3.73%
Nippon Telegraph & Telephone
 Corp. ADR                                  222,325      $5,013,429
Usen Corp. **                               104,400       2,466,543
                                                         ----------
                                                          7,479,972
                                                         ----------

Wireless Telecommunication Services: 2.95%
NTT DoCoMo, Inc.                              3,204       5,911,901
                                                         ----------

Total Telecommunication Services                         13,391,873
===================================================================

HEALTH CARE: 1.81%
Health Care Equipment & Supplies: 1.81%
Nakanishi, Inc.                              53,000       3,621,986
                                                         ----------
Total Health Care                                         3,621,986
===================================================================

34     MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                            VALUE
===================================================================

TOTAL INVESTMENTS: 99.46%                              $199,405,967
(Cost $177,076,344****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.54%                                   1,075,918
                                                         ----------

NET ASSETS: 100.00%                                    $200,481,885
===================================================================
*	As a percentage of net assets as of December 31, 2004
**	Non–income producing security.
***	Valued at fair value under direction of the Board of Trustees (Note 1A)
****	Cost for Federal tax purposes is $178,945,793 and net unrealized appreciation consists of:
     Gross unrealized appreciation.....................$27,605,043
     Gross unrealized depreciation..................... (7,144,869)
                                                       -----------
     Net unrealized depreciation.......................$20,460,174
                                                       ===========
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
W/I	When Issued

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com      35

M A T T H E W S   A S I A N   T E C H N O L O G Y   F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MATFX

Mark W. Headley and G. Paul Matthews

The Matthews Asian Technology Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Asia which derive a substantial portion of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

For the year ended December 31, 2004, the Matthews Asian Technology Fund gained 12.84%, outperforming its benchmark index and the Lipper Science and Technology Funds category average. The Fund’s outperformance was primarily due to strong returns from its positions in the wireless telecommunications and software and services sectors. Among the best performers were Internet companies, which primarily generated earnings in their home markets, as opposed to earnings from overseas exports.

While the performance of the Fund and its underlying markets were positive, it was a very volatile year. For the first three months, the Fund and its underlying markets performed very strongly. By the second quarter, however, as concerns over margin erosion and over-capacity in some industries grew, the market turned negative. This trend continued until expectations of strong holiday sales in the U.S. and attractive valuations lifted the markets.

(continued on page 38)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

36     MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 12/27/99
--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                              1 YR          3 YRS           5 YRS        INCEPTION
--------------------------------------------------------------------------------------------------------------------
Matthews Asian Technology Fund                               12.84%         11.82%         -10.71%        -10.43%

MSCI/Matthews Asian Technology Index(1)                       6.86%          6.82%         -16.15%        -16.15%*

Lipper Science and Technology Funds Category Average(2)       3.97%         -2.71%         -16.49%        -16.49%*
--------------------------------------------------------------------------------------------------------------------
Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at
4PM Eastern Time.

*Calculated from 12/31/99

--------------------------------------------------------------------
                         OPERATING EXPENSES(3)
--------------------------------------------------------------------
For the four months ended 12/31/04+ (annualized)              1.60%

For Fiscal Year 2004 (ended 8/31/04)                          1.91%
--------------------------------------------------------------------

--------------------------------------------------------------------
                         PORTFOLIO TURNOVER(4)
--------------------------------------------------------------------
For the four months ended 12/31/04+ (not annualized)          7.36%

For Fiscal Year 2004 (ended 8/31/04)                         41.25%
--------------------------------------------------------------------
+ For the four months ended 12/31/04 due to Fund's change of fiscal year from 8/31 to 12/31.

----------------------------------------------------
                COUNTRY ALLOCATION**
----------------------------------------------------
Japan                                          31.4%
China/Hong Kong                                20.1%
South Korea                                    17.7%
Taiwan                                         12.2%
India                                           5.4%
Thailand                                        5.2%
Indonesia                                       3.1%
Singapore                                       3.0%
Australia                                       0.7%
Cash and other                                  1.2%
----------------------------------------------------

----------------------------------------------------
                 SECTOR ALLOCATION**
----------------------------------------------------
Information Technology                         60.0%
Telecommunication Services                     21.2%
Consumer Discretionary                         11.2%
Industrials                                     3.4%
Health Care                                     3.0%
Cash and other                                  1.2%
----------------------------------------------------
                MARKET CAP EXPOSURE**
----------------------------------------------------
Large cap (over $5 billion)                    53.6%
Mid cap ($1-$5 billion)                        25.5%
Small cap (under $1 billion)                   19.7%
Cash and other                                  1.2%
----------------------------------------------------
** Percentage figures have been rounded to  total 100.0%

----------------------------------------------------------------------
       NAV         NET ASSETS          REDEMPTION FEE      12b-1 FEES
----------------------------------------------------------------------
      $5.45      $38.9 million      2.00% within 90 days      None
----------------------------------------------------------------------
All data is as of December 31, 2004, unless otherwise noted.
[1]	The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. Source: Morgan Stanley Capital International.
[2]	As of 12/31/04, the Lipper Science and Technology Funds Category Average consisted of 305 funds for the one-year period, 279 funds for the three-year period, 131 funds for the five-year period, and 131 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales, proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      37

M A T T H E W S   A S I A N   T E C H N O L O G Y   F U N D

Portfolio manager commentary, continued from page 36

Relative to their global peers, Asian tech companies continued to perform well in the digital products segment. The intense competition among Asian manufacturers continued to reduce prices of many digital products. We believe that the cost competitiveness and R&D focus of Asian technology companies relative to their global peers should enable them to continue to maintain their position in the global market.

The Fund continues to seek new investment opportunities in software and services, Internet and high-tech component areas while maintaining its exposure to telecommunications. We believe that rising incomes among consumers in the Asia Pacific region should translate to higher consumption of Asian technology products. Furthermore, we believe that this trend may result in less reliance on U.S. consumers in the future, which may allow Asian technology companies to achieve a degree of independence from global technology cycles.

In late January 2005, Patricia Higase, CFA, and Andrew T. Foster were named Co-Managers of the Fund and G. Paul Matthews relinquished his role as Co-Manager of the Fund. No other changes to the Fund’s management occurred.

SCHEDULE OF INVESTMENTS

EQUITIES: 98.85%*

                                              SHARES          VALUE
===================================================================
JAPAN: 31.35%
Niws Co., Ltd.                                   503     $1,458,469
Nintendo Co., Ltd.                            11,385      1,430,489
Matsushita Electric Industrial
 Co., Ltd.                                    85,000      1,349,312
NTT DoCoMo, Inc.                                 676      1,247,330
Sharp Corp.                                   74,000      1,208,650
Rakuten, Inc. W/I **,***                         981      1,064,514
Access Co., Ltd. **                               35        984,087
Canon, Inc. ADR                               17,500        949,550
Usen Corp. **                                 29,600        699,326
Nidec Corp.                                    5,300        646,266
Yushin Precision Equipment
 Co., Ltd.                                    25,245        424,159
Strawberry Corp.                                  58        417,885
Kakaku.com, Inc.                                  25        181,343
Rakuten, Inc.**                                  109        124,505
                                                         ----------
Total Japan                                              12,185,885
===================================================================

CHINA/HONG KONG: 20.11%
China Mobile HK, Ltd. ADR                     83,000      1,424,280
ASM Pacific Technology, Ltd.                 298,000      1,073,487
SINA Corp. **                                 26,600        852,796
Lenovo Group, Ltd.                         2,667,000        797,753
Asia Satellite Telecommunications
 Holdings, Ltd.                              416,900        793,809
TPV Technology, Ltd.                       1,152,000        689,172
TCL International Holdings, Ltd.           2,352,000        605,187
Comba Telecom Systems
 Holdings, Ltd.                            1,156,000        513,097
BYD Co., Ltd. H Shares                       185,000        490,300
Tencent Holdings, Ltd. **                    803,000        480,387
ZTE Corp. H Shares **                         29,600         95,775
                                                         ----------
Total China/Hong Kong                                     7,816,043
===================================================================

38     MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                              SHARES          VALUE
===================================================================
SOUTH KOREA: 17.69%
Samsung Electronics Co., Ltd.                  4,048     $1,761,615
NCSoft Corp. **                               13,463      1,089,837
NHN Corp.                                     12,939      1,043,669
LG Life Sciences, Ltd. **                     26,212        893,821
SK Telecom Co., Ltd.                           4,359        829,524
Mtekvision Co., Ltd. **                       13,434        423,057
LG.Philips LCD Co., Ltd. ADR **               22,900        411,971
Amotech Co., Ltd.                             36,853        377,359
Sanghwa Micro Technology, Inc.                 5,350         42,740
                                                         ----------
Total South Korea                                         6,873,593
===================================================================

TAIWAN: 12.18%
Hon Hai Precision Industry
 Co., Ltd.                                   345,492      1,597,587
Taiwan Semiconductor
 Manufacturing Co., Ltd.                     743,466      1,181,033
Quanta Computer, Inc.                        452,386        811,136
LITE-ON IT Corp.                             309,300        632,416
Sunplus Technology Co., Ltd.                 364,595        511,511
                                                         ----------
Total Taiwan                                              4,733,683
===================================================================

INDIA: 5.46%
Infosys Technologies, Ltd.                    29,118      1,406,416
Wipro, Ltd.                                   41,400        716,005
                                                         ----------
Total India                                               2,122,421
===================================================================

THAILAND: 5.26%
Advanced Info Service Public
 Co., Ltd.                                   535,100      1,472,853
Shin Satellite Public Co., Ltd.            1,241,800        571,802
                                                         ----------
Total Thailand                                            2,044,655
===================================================================

                                              SHARES          VALUE
===================================================================

INDONESIA: 3.09%
PT Telekomunikasi Indonesia ADR               57,200     $1,202,344
                                                         ----------
Total Indonesia                                           1,202,344
===================================================================

SINGAPORE: 3.00%
Venture Corp., Ltd.                          119,600      1,165,149
                                                         ----------
Total Singapore                                           1,165,149
===================================================================

AUSTRALIA: 0.71%
Novogen, Ltd. **                              60,532        272,795
                                                         ----------
Total Australia                                             272,795
===================================================================

TOTAL INVESTMENTS: 98.85%                                38,416,568
(Cost $33,382,894****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.15%                                     448,855
                                                         ----------

NET ASSETS: 100.00%                                     $38,865,423
===================================================================
*	As a percentage of net assets as of December 31, 2004
**	Non–income producing security.
***	Valued at fair value under direction of the Board of Trustees (Note 1A)
****	Cost for Federal tax purposes is $33,661,739 and net unrealized appreciation consists of:
     Gross unrealized appreciation.....................$7,219,942
     Gross unrealized depreciation.....................(2,465,113)
                                                       ----------
     Net unrealized depreciation.......................$4,754,829
                                                       ==========
ADR	American Depositary Receipt
W/I	When Issued

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       39

M A T T H E W S   A S I A   P A C I F I C   F U N D

PORTFOLIO MANAGERS This Fund is team-managed.	SYMBOL: MPACX

The Matthews Asia Pacific Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities of companies located in Asia.

Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Asia Pacific region includes the markets of Asia, as well as Australia, New Zealand, and Pakistan.

PORTFOLIO MANAGER COMMENTARY

In its first full calendar year of operation, the Matthews Asia Pacific Fund benefited from a positive environment in the Asia Pacific region. The year was not without significant ups and downs, as concerns over economic conditions in China and the cost of energy caused significant uncertainty over regional growth. Overall, the region continues to exhibit trends toward more rational and integrated economic activity. The sheer scale of the region was exhibited in a particularly tragic manner by December 26th’s massive earthquake and tsunami, which caused extensive death and destruction yet had no significant impact on the economic foundations of the countries in which we invest.

The Matthews Asia Pacific Fund gained 22.35% for the year, outperforming both its benchmark index and the Lipper Pacific Region Funds category average. The Fund saw its most significant returns in the Korean and Japanese markets.

(continued on page 42)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

40     MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 10/31/03
-------------------------------------------------------------------------------------
TOTAL RETURN AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------------------
                                                                            SINCE
                                                              1 YR        INCEPTION
-------------------------------------------------------------------------------------
Matthews Asia Pacific Fund                                   22.35%         22.06%

MSCI All Country Asia Pacific Free Index(1)                  18.59%         20.23%

Lipper Pacific Region Funds Category Average(2)              16.04%         17.87%
-------------------------------------------------------------------------------------
Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at
4PM Eastern Time.

-------------------------------------------------------------------
                        OPERATING EXPENSES(3)
-------------------------------------------------------------------
For the four months ended 12/31/04+ (annualized)              1.51%

Since inception to 8/31/04 (annualized)                       1.66%
-------------------------------------------------------------------

-------------------------------------------------------------------
                        PORTFOLIO TURNOVER(4)
-------------------------------------------------------------------
For the four months ended 12/31/04+ (not annualized)          1.28%

Since inception to 8/31/04 (not annualized)                  10.75%
-------------------------------------------------------------------
+ For the four months ended 12/31/04 due to Fund's change of fiscal year from 8/31 to 12/31.

----------------------------------------------------
                 COUNTRY ALLOCATION**
----------------------------------------------------
Japan                                          37.7%
China/Hong Kong                                22.0%
South Korea                                    13.8%
Singapore                                       6.6%
Australia                                       4.5%
India                                           4.1%
Thailand                                        3.9%
Indonesia                                       2.4%
Taiwan                                          2.2%
United Kingdom(1)                               1.1%
Cash and other                                  1.7%
----------------------------------------------------

----------------------------------------------------
                SECTOR ALLOCATION**
----------------------------------------------------
Financials                                     27.3%
Consumer Discretionary                         26.1%
Information Technology                         15.6%
Industrials                                     8.8%
Consumer Staples                                8.6%
Telecommunication Services                      7.1%
Health Care                                     2.5%
Materials                                       1.4%
Utilities                                       0.9%
Cash and other                                  1.7%
----------------------------------------------------

----------------------------------------------------
                 MARKET CAP EXPOSURE**
----------------------------------------------------
Large cap (over $5 billion)                    49.1%
Mid cap ($1-$5 billion)                        39.4%
Small cap (under $1 billion)                    9.8%
Cash and other                                  1.7%
----------------------------------------------------
** Percentage figures have been rounded to total 100.0%

----------------------------------------------------------------------------
    NAV        NET ASSETS             REDEMPTION FEE            12b-1 FEES
----------------------------------------------------------------------------
  $12.58     $112.0 million        2.00% within 90 days           None
----------------------------------------------------------------------------
All data is as of December 31, 2004, unless otherwise noted.
[1]	The MSCI All Country Asia Pacific Free Index is a free float-adjusted market capitalization weighted index measuring the equity market performance in 14 emerging and developed markets of the Asia Pacific region. As of 12/31/04, 1.1% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Free Index. Source: Bloomberg.
[2]	As of 12/31/04, the Lipper Pacific Region Funds Category Average consisted of 33 funds for the one-year period and 33 funds since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales, proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      41

M A T T H E W S   A S I A   P A C I F I C   F U N D

Portfolio manager commentary, continued from page 40

Hong Kong–based companies were also a source of strong returns. India was the only market in which the Fund saw negative returns on a country-specific basis, and those returns were minor. On a sector basis, the Fund saw very strong returns in both consumer retail–related companies and the broad financial sector. The single largest contributor to performance was a Japanese bank. We continue to focus on these domestically driven sectors, as we continue to believe that this is where many of the most exciting opportunities in the region can be found. The technology sector was mixed for the year, but its relative underperformance was not significant.

The Fund continues to seek long-term growth opportunities across the Asia Pacific region through our bottom-up analysis of companies ranging from very large to quite small. We believe that this universe offers a wide range of diversity. The ongoing changes in the region continue to excite us, but the many challenges for both countries and companies remain real and should never be taken lightly.

In late January 2005, Mark W. Headley was named Lead Manager of the Fund and Patricia Higase, CFA, and Andrew T. Foster were named Co-Managers. Mr. Headley served as Co-Manager since the Fund’s inception in October 2003. No other changes to the Fund’s management occurred.

SCHEDULE OF INVESTMENTS

EQUITIES: 98.32%*

                                             SHARES           VALUE
===================================================================
JAPAN: 37.70%
Ito En, Ltd.                                 50,600      $2,628,058
Mizuho Financial Group, Inc.                    491       2,473,455
The Sumitomo Trust and Banking
 Co., Ltd.                                  330,000       2,387,289
Seven-Eleven Japan Co., Ltd.                 75,000       2,365,030
Secom Co., Ltd.                              58,500       2,341,599
Matsushita Electric Industrial
 Co., Ltd.                                  146,000       2,317,641
Sharp Corp.                                 136,000       2,221,302
Monex Beans Holdings, Inc.**                  1,754       2,191,858
Shimano, Inc.                                66,600       1,901,835
Nintendo Co., Ltd.                           14,700       1,847,008
Nomura Holdings, Inc.                       126,000       1,837,782
Niws Co., Ltd.                                  617       1,789,017
T&D Holdings, Inc. **                        36,430       1,742,722
Makita Corp.                                 97,000       1,697,003
Gulliver International Co., Ltd.             12,470       1,667,861
Canon, Inc. ADR                              29,400       1,595,244
Fuji Television Network, Inc.                   691       1,497,628
Toppan Forms Co., Ltd.                      114,500       1,397,296
Nissin Healthcare Food Service
 Co., Ltd.                                   76,150       1,374,610
Yamaha Corp.                                 76,200       1,163,495
NTT DoCoMo, Inc.                                591       1,090,491
Honda Motor Co., Ltd.                        13,200         684,292
Honda Motor Co., Ltd. ADR                    24,100         628,046
Nippon Telegraph and Telephone
 Corp. ADR                                   24,400         550,220
Nippon Telegraph and Telephone
 Corp.                                          102         458,069
NTT DoCoMo, Inc. ADR                         21,400         398,468
                                                         ----------
Total Japan                                              42,247,319
===================================================================

42     MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                             SHARES           VALUE
===================================================================
CHINA/HONG KONG: 22.02%
Swire Pacific, Ltd. A Shares                264,000      $2,207,699
Lenovo Group, Ltd.                        7,148,000       2,138,110
Dah Sing Financial Group                    256,400       1,987,456
Giordano International, Ltd.              3,164,000       1,984,420
Television Broadcasts, Ltd.                 381,000       1,769,517
ASM Pacific Technology, Ltd.                425,000       1,530,980
Shangri-La Asia, Ltd.                       930,000       1,334,075
China Mobile HK, Ltd. ADR                    75,500       1,295,580
China Travel International
 Investment HK, Ltd.                      3,922,000       1,261,450
PICC Property and Casualty
 Co., Ltd. H Shares **                    3,554,000       1,234,536
Sa Sa International Holdings,
 Ltd.                                     1,936,000       1,039,883
Sun Hung Kai Properties, Ltd.               102,000       1,020,289
BYD Co., Ltd. H Shares                      384,000       1,017,703
SINA Corp. **                                31,600       1,013,096
Hong Kong and China Gas Co.,
  Ltd.                                      470,000         970,500
Cosco Pacific, Ltd.                         360,000         745,677
Denway Motors, Ltd.                       1,928,000         688,323
China Telecom Corp., Ltd. H
 Shares                                   1,742,000         638,727
China Pharmaceutical Group,
 Ltd.                                     1,962,000         517,458
China Mobile HK, Ltd.                        80,500         272,897
                                                         ----------
Total China/Hong Kong                                    24,668,376
===================================================================

                                             SHARES           VALUE
===================================================================
SOUTH KOREA: 13.83%
S1 Corp.                                     65,640      $2,314,393
Samsung Electronics Co., Ltd.                 5,140       2,236,833
AmorePacific Corp.                            7,540       1,890,099
Kookmin Bank ADR **                          35,540       1,388,903
LG Home Shopping, Inc.                       21,289       1,316,167
Hyundai Motor Co.                            20,180       1,081,907
Nong Shim Co., Ltd.                           4,470       1,077,343
Shinhan Financial Group Co., Ltd.            46,400       1,048,841
SK Telecom Co., Ltd. ADR                     46,200       1,027,950
NCsoft Corp. **                              12,380       1,002,168
Samsung Fire & Marine
  Insurance Co., Ltd.                         9,130         718,793
Kookmin Bank **                               9,920         388,099
                                                         ----------
Total South Korea                                        15,491,496
===================================================================

SINGAPORE: 6.60%
Hyflux, Ltd.                              1,111,875       2,023,324
DBS Group Holdings, Ltd.                    189,700       1,871,313
Venture Corp., Ltd.                         186,600       1,817,867
Fraser and Neave, Ltd.                      166,800       1,665,854
                                                         ----------
Total Singapore                                           7,378,358
===================================================================

AUSTRALIA: 4.47%
AXA Asia Pacific Holdings, Ltd.             556,307       1,784,544
Australia and New Zealand
Banking Group, Ltd.                         102,823       1,656,439
BHP Billiton, Ltd.                          130,401       1,565,075
                                                         ----------
Total Australia                                           5,006,058
===================================================================

See footnotes on page 45.

800.789.ASIA [2742]    www.matthewsfunds.com      43

M A T T H E W S   A S I A   P A C I F I C   F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES (continued)

                                             SHARES           VALUE
===================================================================
INDIA: 4.05%
HDFC Bank, Ltd.                             114,104      $1,368,852
Dr. Reddy's Laboratories, Ltd.               60,293       1,206,278
Dabur India, Ltd.                           485,177       1,042,710
Hero Honda Motors, Ltd.                      70,000         924,324
                                                         ----------
Total India                                               4,542,164
===================================================================

THAILAND: 3.90%
Advanced Info Service Public
 Co., Ltd.                                  809,000       2,226,758
Bangkok Bank Public Co., Ltd.               731,200       2,144,282
                                                         ----------
Total Thailand                                            4,371,040
===================================================================

                                              SHARES          VALUE
===================================================================
INDONESIA: 2.37%
PT Astra International                    1,367,500      $1,414,274
PT Ramayana Lestari Sentosa              14,909,000       1,244,759
                                                         ----------
Total Indonesia                                           2,659,033
===================================================================

TAIWAN: 2.25%
Hon Hai Precision Industry
 Co., Ltd.                                  545,549       2,522,670
                                                         ----------
Total Taiwan                                              2,522,670
===================================================================

UNITED KINGDOM: 1.13%
HSBC Holdings PLC ADR                        14,900       1,268,586
                                                         ----------
Total United Kingdom                                      1,268,586
===================================================================

44     MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                              VALUE
===================================================================
TOTAL INVESTMENTS: 98.32%                              $110,155,100
(Cost $96,021,314***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.68%                                   1,887,432
                                                       ------------

NET ASSETS: 100.00%                                    $112,042,532
===================================================================
*	As a percentage of net assets as of December 31, 2004
**	Non–income producing security.
***	Cost for Federal tax purposes is $96,085,558 and net unrealized appreciation consists of:
     Gross unrealized appreciation.....................$16,818,554
     Gross unrealized depreciation..................... (2,749,012)
                                                       -----------
     Net unrealized depreciation.......................$14,069,542
                                                       ===========
ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       45

D I S C L O S U R E   O F   F U N D   E X P E N S E S    ( U n a u d i t e d )

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 47 illustrates your fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemp-

46    MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

tion fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus. The Matthews Asian Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                                      Expenses Paid
                                          Beginning Account    Ending Account        Expense          During Period
                                               Value 7/1/04    Value 12/31/04       Ratio(1)     7/1/04-12/31/04(2)

Matthews Pacific Tiger Fund
===================================================================================================================
Actual Fund Return                                $1,000.00         $1,239.99          1.38%                  $7.79
Hypothetical 5% Return                            $1,000.00         $1,018.25          1.38%                  $7.02

Matthews Asian Growth and Income Fund
===================================================================================================================
Actual Fund Return                                $1,000.00         $1,169.10          1.33%                  $7.27
Hypothetical 5% Return                            $1,000.00         $1,018.50          1.33%                  $6.77

Matthews Korea Fund
===================================================================================================================
Actual Fund Return                                $1,000.00         $1,203.00          1.34%                  $7.44
Hypothetical 5% Return                            $1,000.00         $1,018.45          1.34%                  $6.82

Matthews China Fund
===================================================================================================================
Actual Fund Return                                $1,000.00         $1,093.80          1.44%                  $7.60
Hypothetical 5% Return                            $1,000.00         $1,017.95          1.44%                  $7.32

Matthews Japan Fund
===================================================================================================================
Actual Fund Return                                $1,000.00         $1,022.90          1.39%                  $7.09
Hypothetical 5% Return                            $1,000.00         $1,018.20          1.39%                  $7.07

Matthews Asian Technology Fund
===================================================================================================================
Actual Fund Return                                $1,000.00         $1,068.60          1.61%                  $8.39
Hypothetical 5% Return                            $1,000.00         $1,017.09          1.61%                  $8.19

Matthews Asia Pacific Fund
===================================================================================================================
Actual Fund Return                                $1,000.00         $1,147.80          1.53%                  $8.28
Hypothetical 5% Return                            $1,000.00         $1,017.49          1.53%                  $7.78
[1]	Annualized, based on the Fund’s expenses for the most recently completed six months.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average acount value over the period, multiplied by the number of days in the most recently completed six months, then divided by 365.

800.789.ASIA [2742]    www.matthewsfunds.com      47

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

                                                                              Matthews             Matthews
                                                                         Pacific Tiger     Asian Growth and
                                                                                  Fund          Income Fund

Assets:
     Investments at value (A) (Note 1-A)                                  $840,409,223       $1,185,956,898
     Cash                                                                   23,010,215           21,694,907
     Foreign currency at value (B)                                              80,034                   68
     Dividends and interest receivable                                         228,702            2,751,678
     Receivable for securities sold                                                 --           28,165,000
     Receivable for capital shares sold                                      7,121,180            3,637,339
     Prepaid expenses and other assets                                          20,679               28,883
------------------------------------------------------------------------------------------------------------
Total assets                                                               870,870,033        1,242,234,773
------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for securities purchased                                       13,587,208            3,139,939
     Payable for capital shares redeemed                                       953,748              963,665
     Administration and accounting fees payable                                 50,681               76,783
     Transfer agent fees payable                                                39,630               60,084
     Custodian fees payable                                                    185,473              184,377
     Due to Advisor (Note 2)                                                   496,257              745,228
     Administration and shareholder servicing fees payable                     158,864              238,566
     Accrued expenses payable                                                  245,459              334,843
------------------------------------------------------------------------------------------------------------
Total Liabilities                                                           15,717,320            5,743,485
------------------------------------------------------------------------------------------------------------

Net Assets                                                                $855,152,713       $1,236,491,288
============================================================================================================
Shares Outstanding:
     (shares of beneficial interest issued and outstanding, respectively,
     unlimited number of shares authorized with a $0.001 par value)         53,783,576           78,175,399
------------------------------------------------------------------------------------------------------------
     Net asset value, offering price and redemption price                       $15.90               $15.82
============================================================================================================
Net Assets Consist of:
     Capital paid-in                                                      $651,355,933         $956,470,056
     Accumulated undistributed net investment income (loss)                    (95,607)         (10,307,622)
     Accumulated net realized gain (loss) on investments                       (28,248)           2,449,541
     Net unrealized appreciation on investments and
       foreign currency related transactions                               203,920,635          287,879,313
------------------------------------------------------------------------------------------------------------
Net Assets                                                                $855,152,713       $1,236,491,288
============================================================================================================
     (A) Investments at cost                                              $636,464,735         $898,084,629
============================================================================================================
     (B) Foreign currency at cost                                              $79,708                  $67
============================================================================================================

See accompanying notes to financial statements.

48     MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

                                                          Matthews          Matthews
    Matthews         Matthews         Matthews    Asian Technology      Asia Pacific
  Korea Fund       China Fund       Japan Fund                Fund              Fund

$127,355,443     $377,071,662     $199,405,967         $38,416,568      $110,155,100
     281,208        2,990,310          875,190             425,792         2,890,673
          --               --               --                  --                --
     221,592           57,300          126,184               9,339            77,904
          --          585,211               --                  --                --
     428,715        1,250,109          668,697             160,062         1,148,049
       4,265           11,847            7,093               1,085             4,593
-------------------------------------------------------------------------------------
 128,291,223      381,966,439      201,083,131          39,012,846       114,276,319
-------------------------------------------------------------------------------------

          --               --               --                  --         2,011,934
     292,407        1,200,422          338,965              73,608            59,491
      10,344           27,235           14,727               5,063            10,588
       6,245           21,882           11,312               2,392             5,375
      39,940          119,087           15,801               8,898            19,810
      76,119          239,644          118,574              23,391            63,767
      24,368           76,716           37,958               7,488            20,413
      47,349          159,983           63,909              26,583            42,409
-------------------------------------------------------------------------------------
     496,772        1,844,969          601,246             147,423         2,233,787
-------------------------------------------------------------------------------------

$127,794,451     $380,121,470     $200,481,885         $38,865,423      $112,042,532
=====================================================================================

  31,329,187       27,133,312       12,436,710           7,132,080         8,904,954
-------------------------------------------------------------------------------------
       $4.08           $14.01           $16.12               $5.45            $12.58
=====================================================================================

 $76,686,618     $351,314,601     $182,662,204         $48,972,860       $97,933,805
     (79,695)              --         (853,336)                 --            (9,385)
   3,014,220       (2,522,912)      (3,658,044)        (15,140,953)          (15,880)

  48,173,308       31,329,781       22,331,061           5,033,516        14,133,992
-------------------------------------------------------------------------------------
$127,794,451     $380,121,470     $200,481,885         $38,865,423      $112,042,532
=====================================================================================
 $79,182,812     $345,741,936     $177,076,344         $33,382,894       $96,021,314
=====================================================================================
          $0               $0               $0                  $0                $0
=====================================================================================

800.789.ASIA [2742]    www.matthewsfunds.com       49

S T A T E M E N T S   O F   O P E R A T I O N S

                                                                          Matthews Pacific Tiger Fund
                                                                     Four-Month Period           Year Ended
                                                                        Ended 12/31/04              8/31/04
Investment Income:
   Dividends                                                                $2,886,900          $13,297,235
   Interest                                                                     15,865                   --
   Foreign withholding tax                                                    (115,408)            (786,709)
------------------------------------------------------------------------------------------------------------
   Total investment income                                                   2,787,357           12,510,526
------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees (Note 2)                                         1,719,850            5,143,536
   Transfer agent fees                                                         397,261              805,644
   Administration and accounting fees                                           94,870              391,263
   Professional fees                                                            24,444               41,543
   Custodian fees                                                              121,300              455,392
   Trustees fees                                                                 4,060               14,669
   Administration and shareholder servicing fees (Note 2)                      721,833              599,977
   Insurance fees                                                                4,615               13,457
   Printing fees                                                                76,762              119,282
   Registration fees                                                            55,069               99,319
   Other expenses                                                               26,135                6,551
------------------------------------------------------------------------------------------------------------
   Total expenses                                                            3,246,199            7,690,633
------------------------------------------------------------------------------------------------------------
   Advisory fee waivers, shareholder servicing fees reimbursed and
     expenses waived, reimbursed or recaptured (Note 2)                        (84,923)             (67,924)
------------------------------------------------------------------------------------------------------------
   Net expenses                                                              3,161,276            7,622,709
------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                                  (373,919)           4,887,817
============================================================================================================
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Related Transactions:
   Net realized gain (loss) on investments                                  12,432,245           10,038,789
   Net realized gain (loss) on foreign currency related transactions          (136,918)            (158,728)
   Net change in unrealized appreciation (depreciation) on investments
     and foreign currency related transactions                             131,675,214           28,678,000
------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments
     and foreign currency related transactions                             143,970,541           38,558,061
------------------------------------------------------------------------------------------------------------

Net Increase in Net Assets from Operations                                $143,596,622          $43,445,878
============================================================================================================

See accompanying notes to financial statements.

50      MATTHEWS ASIAN FUNDS

          Matthews Asian Growth
            and Income Fund                         Matthews Korea Fund                      Matthew China Fund
Four-Month Period           Year Ended    Four-Month Period           Year Ended     Four-Month Period         Year Ended
   Ended 12/31/04              8/31/04       Ended 12/31/04               8/31/04       Ended 12/31/04            8/31/04

      $11,194,293          $32,726,002             $293,155            $4,309,161           $2,849,752         $8,123,294
        2,140,774            2,633,023                  238                    --                5,241                 --
         (358,313)          (1,616,779)             (51,376)             (718,667)                  --                 --
--------------------------------------------------------------------------------------------------------------------------
       12,976,754           33,742,246              242,017             3,590,494            2,854,993          8,123,294
--------------------------------------------------------------------------------------------------------------------------

        2,742,251            9,079,372              292,383             2,001,270              924,168          3,208,027
          628,715            1,417,984               69,621               322,165              217,062            503,067
          149,042              699,677               20,170               171,944               53,923            247,674
           34,361               62,355               12,875                32,182               17,810             30,831
          103,841              497,140               35,522               187,733               98,967            284,357
            6,572               26,184                  681                 7,127                2,246              9,212
        1,148,008            1,053,319              123,857               238,490              389,276            373,687
            9,258               27,413                2,452                11,371                2,541              6,839
          103,077              204,797               17,935                32,086               67,409             99,740
           52,496               83,666                8,209                18,654               50,030             92,786
           41,873               11,763                4,402                 5,668               14,312              4,229
--------------------------------------------------------------------------------------------------------------------------
        5,019,494           13,163,670              588,107             3,028,690            1,837,744          4,860,449
--------------------------------------------------------------------------------------------------------------------------

         (160,992)            (111,382)             (71,157)              (22,659)             (46,134)           (44,176)
--------------------------------------------------------------------------------------------------------------------------
        4,858,502           13,052,288              516,950             3,006,031            1,791,610          4,816,273
--------------------------------------------------------------------------------------------------------------------------

        8,118,252           20,689,958             (274,933)              584,463            1,063,383          3,307,021
==========================================================================================================================

        9,745,226           36,487,000            4,680,971            40,209,106           (1,737,542)        18,919,038
          (41,907)            (113,242)             (64,604)              (82,257)                 261                985

      121,813,965          112,274,452           17,858,180           (20,703,622)          37,381,655        (22,011,668)
--------------------------------------------------------------------------------------------------------------------------

      131,517,284          148,648,210           22,474,547            19,423,227           35,644,374         (3,091,645)
--------------------------------------------------------------------------------------------------------------------------

     $139,635,536         $169,338,168          $22,199,614           $20,007,690          $36,707,757           $215,376
==========================================================================================================================

800.789.ASIA [2742]    www.matthewsfunds.com       51

S T A T E M E N T S   O F   O P E R A T I O N S

                                                                            Matthews Japan Fund
                                                                     Four-Month Period      Year Ended
                                                                        Ended 12/31/04         8/31/04
Investment Income:
   Dividends                                                                  $739,416        $824,028
   Interest                                                                         --              --
   Foreign withholding tax                                                     (52,036)        (60,298)
---------------------------------------------------------------------------------------------------------
   Total investment income                                                     687,380         763,730
---------------------------------------------------------------------------------------------------------

Expenses:
   Investment advisory fees (Note 2)                                           475,443       1,020,695
   Transfer agent fees                                                         111,674         156,797
   Administration and accounting fees                                           29,544          72,446
   Professional fees                                                            13,395          18,515
   Custodian fees                                                                8,359          39,690
   Trustees fees                                                                 1,136           2,860
   Administration and shareholder servicing fees (Note 2)                      200,439         118,063
   Insurance fees                                                                  773           1,818
   Amortization of organization costs (Note 1-F)                                    --              --
   Printing fees                                                                25,074          22,094
   Registration fees                                                            26,003          39,606
   Other expenses                                                                6,845           1,274
---------------------------------------------------------------------------------------------------------
   Total expenses                                                              898,685       1,493,858
---------------------------------------------------------------------------------------------------------
   Advisory fee waivers, shareholder servicing fees reimbursed and             (13,135)        (10,801)
     expenses waived, reimbursed or recaptured (Note 2)
---------------------------------------------------------------------------------------------------------
   Net expenses                                                                885,550       1,483,057
---------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                                  (198,170)       (719,327)
=========================================================================================================
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Related Transactions:
   Net realized gain (loss) on investments                                   3,430,117       1,707,220
   Net realized gain (loss) on foreign currency related transactions            34,448         (12,061)
   Net change in unrealized appreciation (depreciation) on investments
      and foreign currency related transactions                             13,716,288       5,815,943
---------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments
      and foreign currency related transactions                             17,180,853       7,511,102
---------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets from Operations                      $16,982,683      $6,791,775
=========================================================================================================

See accompanying notes to financial statements.

52      MATTHEWS ASIAN FUNDS

         Matthews Asian                            Matthews Asia
         Technology Fund                           Pacific Fund
Four-Month Period      Year Ended      Four-Month Period      Year Ended
   Ended 12/31/04         8/31/04         Ended 12/31/04      8/31/04(1)

          $94,168        $619,847               $381,274        $847,333
              494              --                  2,262             532
           (4,040)        (73,892)               (23,392)        (40,407)
-------------------------------------------------------------------------
           90,622         545,955                360,144         807,458
-------------------------------------------------------------------------

           88,661         340,330                220,204         393,709
           20,273          53,559                 50,320          59,853
            9,580          31,210                 19,422          33,506
           10,390          14,269                 11,259          10,545
            4,532          41,122                 13,757          51,814
              216             991                    523           1,059
           37,061          39,795                 92,121          45,607
              340           1,047                    177             152
               --              --                  7,566          35,831
            9,126          12,224                 11,178           9,269
           15,864          20,050                 24,485          17,152
            1,392             454                  3,411             493
-------------------------------------------------------------------------
          197,435         555,051                454,423         658,990
-------------------------------------------------------------------------
           (5,372)         95,490                 (4,198)         (6,346)

-------------------------------------------------------------------------
          192,063         650,541                450,225         652,644
-------------------------------------------------------------------------

         (101,441)       (104,586)               (90,081)        154,814
=========================================================================

          187,900       3,507,455                508,578        (250,500)
              (37)        (20,524)                (9,438)        (14,257)

        4,295,150      (2,095,574)            15,010,643        (876,651)
-------------------------------------------------------------------------

        4,483,013       1,391,357             15,509,783      (1,141,408)
-------------------------------------------------------------------------

       $4,381,572      $1,286,771            $15,419,702       ($986,594)
=========================================================================
[1]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003, so the data presented covers 10 months.

800.789.ASIA [2742]    www.matthewsfunds.com       53

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

Matthews Pacific Tiger Fund                                                   Four-Month
                                                                            Period Ended        Year Ended        Year Ended
                                                                       December 31, 2004   August 31, 2004   August 31, 2003
Operations:
   Net investment income (loss)                                                ($373,919)       $4,887,817         $1,274,408
   Net realized gain (loss) on investments and foreign currency
      related transactions                                                    12,295,327         9,880,061        (5,218,374)
   Net change in unrealized appreciation on
      investments and foreign currency related transactions                  131,675,214        28,678,000        47,655,905
-----------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from operations                                143,596,622        43,445,878        43,711,939
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
   Net investment income                                                      (4,820,318)       (1,397,658)               --
   Realized gains on investments                                             (10,645,798)               --                --
-----------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from distributions                   (15,466,116)       (1,397,658)               --
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (net) (Note 1-L):                                 139,889,530       315,617,520        70,956,917
-----------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                              268,020,036       357,665,740       114,668,856
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                                                       587,132,677       229,466,937       114,798,081
-----------------------------------------------------------------------------------------------------------------------------
   End of period [including undistributed net investment income (loss)
   of ($95,607), $4,646,983, and $1,315,552, respectively]                  $855,152,713      $587,132,677       $229,466,937
=============================================================================================================================

See accompanying notes to financial statements.

Matthews Asian Growth and Income Fund                                         Four-Month
                                                                            Period Ended        Year Ended        Year Ended
                                                                       December 31, 2004   August 31, 2004   August 31, 2003
Operations:
   Net investment income                                                      $8,118,252       $20,689,958        $7,056,030
   Net realized gain on investments and foreign currency
      related transactions                                                     9,703,319        36,373,758         5,819,944
   Net change in unrealized appreciation on
      investments and foreign currency related transactions                  121,813,965       112,274,452        53,657,051
-----------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from operations                                139,635,536       169,338,168        66,533,025
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
   Net investment income                                                     (27,982,588)      (16,238,863)       (5,777,923)
   Realized gains on investments                                             (28,099,442)      (12,255,109)       (2,386,434)
-----------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from distributions                   (56,082,030)      (28,493,972)       (8,164,357)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (net) (Note 1-L):                                 145,751,266       333,039,912       322,252,539
-----------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                              229,304,772       473,884,108       380,621,207
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                                                     1,007,186,516       533,302,408       152,681,201
-----------------------------------------------------------------------------------------------------------------------------
   End of period [including undistributed net investment income (loss)
   of ($10,307,622), $9,691,236 and $41,181, respectively]                $1,236,491,288    $1,007,186,516      $533,302,408
=============================================================================================================================

See accompanying notes to financial statements.

54      MATTHEWS ASIAN FUNDS

Matthews Korea Fund                                                           Four-Month
                                                                            Period Ended        Year Ended        Year Ended
                                                                       December 31, 2004   August 31, 2004   August 31, 2003
Operations:
   Net investment income (loss)                                                ($274,933)         $584,463          $322,453
   Net realized gain on investments and foreign currency
      related transactions                                                     4,616,367        40,126,849        29,202,117
   Net change in unrealized appreciation (depreciation) on
      investments and foreign currency related transactions                   17,858,180       (20,703,622)      (17,725,381)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from operations                                 22,199,614        20,007,690        11,799,189
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
   Net investment income                                                        (246,627)         (111,729)               --
   Realized gains on investments                                             (17,328,002)      (41,348,079)      (19,371,082)
-----------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from distributions                   (17,574,629)      (41,459,808)      (19,371,082)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (net) (Note 1-L):                                  12,970,291       (85,615,445)      (28,164,832)
-----------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                    17,595,276      (107,067,563)      (35,736,725)
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                                                       110,199,175       217,266,738       253,003,463
-----------------------------------------------------------------------------------------------------------------------------
   End of period [including undistributed net investment income (loss)
   of ($79,695) and $140,937, and $1,453,786, respectively]                 $127,794,451      $110,199,175      $217,266,738
=============================================================================================================================

See accompanying notes to financial statements.

Matthews China Fund                                                           Four-Month
                                                                            Period Ended        Year Ended        Year Ended
                                                                       December 31, 2004   August 31, 2004   August 31, 2003
Operations:
   Net investment income                                                      $1,063,383        $3,307,021          $993,917
   Net realized gain (loss) on investments and foreign currency
      related transactions                                                    (1,737,281)       18,920,023        (1,736,843)
   Net change in unrealized appreciation (depreciation) on
      investments and foreign currency related transactions                   37,381,655       (22,011,668)       19,677,070
-----------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from operations                                 36,707,757           215,376        18,934,144
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
   Net investment income                                                      (3,755,290)       (1,173,461)         (542,079)
   Realized gains on investments                                             (13,885,616)               --                --
-----------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from distributions                   (17,640,906)       (1,173,461)         (542,079)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (net) (Note 1-L):                                  20,803,219       229,259,390        59,882,757
-----------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                               39,870,070       228,301,305        78,274,822
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                                                       340,251,400       111,950,095        33,675,273
-----------------------------------------------------------------------------------------------------------------------------
   End of period [including undistributed net investment income
   of $0, $2,696,162 and $1,039,670, respectively]                          $380,121,470      $340,251,400      $111,950,095
=============================================================================================================================

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       55

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

Matthews Japan Fund                                                           Four-Month
                                                                            Period Ended        Year Ended        Year Ended
                                                                       December 31, 2004   August 31, 2004   August 31, 2003
Operations:
   Net investment loss                                                         ($198,170)        ($719,327)         ($94,755)
   Net realized gain (loss) on investments and foreign currency
      related transactions                                                     3,464,565         1,695,159          (347,238)
   Net change in unrealized appreciation on
      investments and foreign currency related transactions                   13,716,288         5,815,943         2,825,816
-----------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from operations                                 16,982,683         6,791,775         2,383,823
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
   Net investment income                                                              --                --                --
   Realized gains on investments                                                      --                --                --
-----------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from distributions                            --                --                --
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (net) (Note 1-L):                                 (11,756,303)      164,810,307        11,871,005
-----------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                                5,226,380       171,602,082        14,254,828
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                                                       195,255,505        23,653,423         9,398,595
-----------------------------------------------------------------------------------------------------------------------------
   End of period [including undistributed net investment loss
   of ($853,336), ($689,614) and ($68), respectively]                       $200,481,885      $195,255,505       $23,653,423
=============================================================================================================================

See accompanying notes to financial statements.

Matthews Asian Technology Fund                                                Four-Month
                                                                            Period Ended        Year Ended        Year Ended
                                                                       December 31, 2004   August 31, 2004   August 31, 2003
Operations:
   Net investment loss                                                         ($101,441)        ($104,586)         ($43,306)
   Net realized gain (loss) on investments and foreign currency
      related transactions                                                       187,863         3,486,931        (1,019,882)
   Net change in unrealized appreciation (depreciation) on
      investments and foreign currency related transactions                    4,295,150        (2,095,574)        4,209,341
-----------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from operations                                  4,381,572         1,286,771         3,146,153
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
   Net investment income                                                              --           (18,196)               --
   Realized gains on investments                                                      --                --                --
-----------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from distributions                            --           (18,196)               --
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (net) (Note 1-L):                                     187,191        14,259,517         8,743,248
-----------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                                4,568,763        15,528,092        11,889,401
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                                                        34,296,660        18,768,568         6,879,167
-----------------------------------------------------------------------------------------------------------------------------
   End of period [including undistributed net investment income
   (loss) of $0, ($22,563) and $8,943, respectively]                         $38,865,423       $34,296,660       $18,768,568
=============================================================================================================================

See accompanying notes to financial statements.

56      MATTHEWS ASIAN FUNDS

Matthews Asia Pacific Fund                                                                  Four-Month
                                                                                          Period Ended          Period Ended
                                                                                     December 31, 2004      August 31, 20041
Operations:
   Net investment income (loss)                                                               ($90,081)             $154,814
   Net realized gain (loss) on investments and foreign currency
      related transactions                                                                     499,140              (264,757)
   Net change in unrealized appreciation (depreciation) on
      investments and foreign currency related transactions                                 15,010,643              (876,651)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from operations                                    15,419,702              (986,594)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
   Net investment income                                                                      (190,985)                   --
   Realized gains on investments                                                              (176,807)                   --
-----------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from distributions                                    (367,792)                   --
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (net) (Note 1-L):                                                20,768,393            77,208,823
-----------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                                             35,820,303            76,222,229
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                                                                      76,222,229                    --
-----------------------------------------------------------------------------------------------------------------------------
   End of period [including undistributed net investment income
   (loss) of ($9,385) and $176,402, respectively]                                         $112,042,532           $76,222,229
=============================================================================================================================
[1]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       57

F I N A N C I A L   H I G H L I G H T S

MATTHEWS PACIFIC TIGER FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                Four-Month
                                                              Period Ended                        Years Ended August 31,
                                                      December 31, 2004(1)          2004       2003       2002      2001       2000

Net Asset Value, beginning of period                                $13.22        $11.20      $8.54      $7.91    $12.35     $10.41
------------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                      (0.01)         0.09       0.07      (0.01)     0.02       0.18
   Net realized gain (loss) and unrealized appreciation
     (depreciation) on investments and foreign currency               3.00          1.95       2.58       0.66     (3.37)      2.01
------------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                              2.99          2.04       2.65       0.65     (3.35)      2.19
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                             (0.10)        (0.04)        --      (0.01)    (0.31)     (0.27)
   Net realized gains on investments                                 (0.21)           --         --      (0.03)    (0.84)        --
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions                                          (0.31)        (0.04)        --      (0.04)    (1.15)     (0.27)
------------------------------------------------------------------------------------------------------------------------------------
   Paid-in capital from redemption fees (Note 1-L)                      --          0.02       0.01       0.02      0.06       0.02
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                      $15.90        $13.22     $11.20      $8.54     $7.91     $12.35

TOTAL RETURN                                                         22.69%(3)     18.45%     31.15%      8.44%   (27.46%)    21.28%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                              $855,153      $587,133   $229,467   $114,798   $76,503   $111,502
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
before reimbursement, waiver or recapture of
expenses by Advisor (Note 2)                                          1.39%(2)      1.50%      1.75%      1.79%     1.90%      1.88%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
after reimbursement, waiver or
recapture of expenses by Advisor                                      1.36%(2)      1.48%      1.75%      1.87%     1.90%      1.81%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets before reimbursement, waiver
or recapture of expenses by Advisor                                  (0.19%)(2)     0.93%      1.04%     (0.17%)    0.67%      1.49%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets after reimbursement, waiver
or recapture of expenses by Advisor                                  (0.16%)(2)     0.95%      1.04%     (0.09%)    0.67%      1.56%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    3.82%(3)     15.16%     28.24%     57.00%    63.59%     52.11%
------------------------------------------------------------------------------------------------------------------------------------
[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Annualized.
[3]	Not annualized.

See accompanying notes to financial statements.

58      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

MATTHEWS ASIAN GROWTH AND INCOME FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                           Four-Month
                                                         Period Ended                          Years Ended August 31,
                                                 December 31, 2004(1)            2004       2003       2002       2001        2000

Net Asset Value, beginning of period                           $14.65          $12.21     $10.71      $9.08     $10.50       $9.37
-----------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income                                         0.11            0.32       0.23       0.18       0.54        0.61
   Net realized gain (loss) and unrealized appreciation
     (depreciation) on investments and foreign currency          1.83            2.56       1.61       1.70      (0.49)       1.09
-----------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                         1.94            2.88       1.84       1.88       0.05        1.70
-----------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                        (0.38)          (0.25)     (0.20)     (0.27)     (0.60)      (0.59)
   Net realized gains on investments                            (0.39)          (0.20)     (0.15)        --      (0.88)         --
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                        (0.77)          (0.45)     (0.35)     (0.27)     (1.48)      (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
   Paid-in capital from redemption fees (Note 1-L)                 --            0.01       0.01       0.02       0.01        0.02
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                 $15.82          $14.65     $12.21     $10.71      $9.08      $10.50
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                    13.32%(3)       23.99%     17.81%     21.11%      1.15%      18.68%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                       $1,236,491      $1,007,187   $533,302   $152,681    $24,447     $11,469
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
before reimbursement, waiver or recapture of
expenses by Advisor (Note 2)                                     1.35%(2)        1.45%      1.69%      1.77%      1.90%       1.97%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
after reimbursement, waiver or
recapture of expenses by Advisor                                 1.31%(2)        1.44%      1.69%      1.79%      1.90%       1.90%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets before reimbursement, waiver
or recapture of expenses by Advisor                              2.15%(2)        2.27%      2.69%      2.13%      7.71%       6.17%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets after reimbursement, waiver
or recapture of expenses by Advisor                              2.19%(2)        2.28%      2.69%      2.11%      7.71%       6.24%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               7.32%(3)       17.46%     13.33%     32.37%     33.94%      62.23%
-----------------------------------------------------------------------------------------------------------------------------------
[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Annualized.
[3]	Not annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       59

F I N A N C I A L   H I G H L I G H T S

MATTHEWS KOREA FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                           Four-Month
                                                         Period Ended                         Years Ended August 31,
                                                 December 31, 2004(1)            2004       2003       2002       2001        2000

Net Asset Value, beginning of period                            $3.94           $4.37      $4.42      $2.68      $5.19       $7.49
------------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    --            0.04       0.01      (0.02)     (0.01)      (0.01)
   Net realized gain (loss) and unrealized appreciation
     (depreciation) on investments and foreign currency          0.78            0.34       0.32       1.81      (0.90)      (1.45)
------------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                         0.78            0.38       0.33       1.79      (0.91)      (1.46)
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                        (0.01)             --         --      (0.01)        --          --
   Net realized gains on investments                            (0.63)          (0.82)     (0.39)     (0.07)     (1.63)      (0.88)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions                                     (0.64)          (0.82)     (0.39)     (0.08)     (1.63)      (0.88)
------------------------------------------------------------------------------------------------------------------------------------
   Paid-in capital from redemption fees (Note 1-L)                 --            0.01       0.01       0.03       0.03        0.04
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                  $4.08           $3.94      $4.37      $4.42      $2.68       $5.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                    20.60%(3)        9.91%      8.80%     68.49%    (13.09%)    (22.92%)
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                         $127,794        $110,199   $217,267   $253,003   $117,138    $115,158
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
before reimbursement, waiver or recapture
of expenses by Advisor (Note 2)                                  1.49%(2)        1.51%      1.72%      1.75%      1.78%       1.75%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after
reimbursement, waiver or recapture of
expenses by Advisor                                              1.31%(2)        1.50%      1.72%      1.75%      1.78%       1.75%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets before reimbursement, waiver or
recapture of expenses by Advisor                                (0.87%)(2)       0.28%      0.17%     (0.64%)     0.75%       0.42%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets after reimbursement, waiver or
recapture of expenses by Advisor                                (0.69%)(2)       0.29%      0.17%     (0.64%)     0.75%       0.42%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               6.53%(3)       18.40%     29.90%     46.52%     81.96%      47.80%
------------------------------------------------------------------------------------------------------------------------------------
[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Annualized.
[3]	Not annualized.

See accompanying notes to financial statements.

60      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

MATTHEWS CHINA FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                           Four-Month
                                                         Period Ended                          Years Ended August 31,
                                                 December 31, 2004(1)            2004       2003       2002       2001        2000

Net Asset Value, beginning of period                           $13.26          $11.54      $8.96      $9.21      $9.93       $8.48
------------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income                                         0.03            0.08       0.11       0.05       0.24        0.09
   Net realized gain (loss) and unrealized appreciation
     (depreciation) on investments and foreign currency          1.38            1.67       2.59      (0.20)     (0.61)       1.44
------------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                         1.41            1.75       2.70      (0.15)     (0.37)       1.53
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                        (0.14)          (0.07)     (0.14)     (0.15)     (0.15)      (0.11)
   Net realized gains on investments                            (0.53)             --         --         --      (0.28)         --
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions                                     (0.67)          (0.07)     (0.14)     (0.15)     (0.43)      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
   Paid-in capital from redemption fees (Note 1-L)               0.01            0.04       0.02       0.05       0.08        0.03
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                 $14.01          $13.26     $11.54      $8.96      $9.21       $9.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                    10.61%(3)       15.48%     30.88%    (1.16%)     (2.23%)     18.54%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                         $380,121        $340,251   $111,950    $33,675    $19,843      $9,232
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before
reimbursement, waiver or recapture of
expenses by Advisor (Note 2)                                     1.47%(2)        1.52%      1.78%      1.97%      2.00%       2.15%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after
reimbursement, waiver or recapture of
expenses by Advisor                                              1.43%(2)        1.50%      1.79%      2.00%      2.00%       2.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets before reimbursement, waiver or
recapture of expenses by Advisor                                 0.81%(2)        1.02%      1.94%      0.99%      2.62%       1.54%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets after reimbursement, waiver or
recapture of expenses by Advisor                                 0.85%(2)        1.04%      1.93%      0.96%      2.62%       1.69%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               4.99%(3)       28.99%     19.34%     43.84%     61.07%      80.90%
------------------------------------------------------------------------------------------------------------------------------------
[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Annualized.
[3]	Not annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       61

F I N A N C I A L   H I G H L I G H T S

MATTHEWS JAPAN FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                           Four-Month
                                                         Period Ended                           Years Ended August 31,
                                                 December 31, 2004(1)            2004       2003       2002       2001        2000

Net Asset Value, beginning of period                           $14.73          $10.90      $9.60     $11.22     $20.76      $21.70
------------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment loss                                          (0.02)          (0.05)     (0.03)     (0.07)     (0.26)      (0.24)
   Net realized gain (loss) and unrealized appreciation
     (depreciation) on investments and foreign currency          1.40            3.82       1.30      (1.39)     (7.99)      (0.29)
------------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                         1.38            3.77       1.27      (1.46)     (8.25)      (0.53)
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                           --              --         --      (0.27)     (0.37)         --
   Net realized gains on investments                               --              --         --         --      (1.03)      (0.54)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                           --              --         --      (0.27)     (1.40)      (0.54)
------------------------------------------------------------------------------------------------------------------------------------
   Paid-in capital from redemption fees (Note 1-L)               0.01            0.06       0.03       0.11       0.11        0.13
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                 $16.12          $14.73     $10.90      $9.60     $11.22      $20.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                     9.44%(3)       35.14%     13.54%    (12.20%)   (40.92%)     (1.75%)
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                         $200,482        $195,256    $23,653     $9,399     $7,758     $23,869
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
before reimbursement, waiver or recapture of
expenses by Advisor (Note 2)                                    1.40%(2)         1.46%      1.92%      1.91%      2.08%       1.88%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
after reimbursement, waiver or recapture
of expenses by Advisor                                          1.38%(2)         1.45%      2.00%      2.00%      2.00%       2.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average
net assets before reimbursement, waiver
or recapture of expenses by Advisor                           (0.33%)(2)        (0.72%)    (0.97%)    (1.25%)    (0.90%)     (0.36%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average
net assets after reimbursement, waiver
or recapture of expenses by Advisor                           (0.31%)(2)        (0.71%)    (1.05%)    (1.34%)    (0.82%)     (0.48%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                              5.30%(3)        14.57%     77.30%    113.23%     71.09%      23.00%
------------------------------------------------------------------------------------------------------------------------------------
[1]	The Fund's fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Annualized.
[3]	Not annualized.

See accompanying notes to financial statements.

62      MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

MATTHEWS ASIAN TECHNOLOGY FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                           Four-Month                                                    Period
                                                         Period Ended                  Years Ended August 31,            Ended
                                                 December 31, 2004(1)          2004       2003       2002       2001     2000(2)

Net Asset Value, beginning of period                            $4.83         $4.30      $3.13      $3.53      $7.61      $10.00
------------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                 (0.02)        (0.02)     (0.01)     (0.10)     (0.05)       0.22
   Net realized gain (loss) and unrealized appreciation
     (depreciation) on investments and foreign currency          0.64          0.53       1.16      (0.31)     (3.97)      (2.65)
------------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                         0.62          0.51       1.15      (0.41)     (4.02)      (2.43)
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                           --            --         --      (0.04)     (0.22)         --
   Net realized gains on investments                               --            --         --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions                                        --            --         --      (0.04)     (0.22)         --
------------------------------------------------------------------------------------------------------------------------------------
   Paid-in capital from redemption fees (Note 1-L)                 --          0.02       0.02       0.05       0.16        0.04
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                  $5.45         $4.83      $4.30      $3.13      $3.53       $7.61
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                    12.84%(4)     12.40%     37.38%    (10.40%)   (51.54%)    (23.90%)(4)
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                          $38,865       $34,297    $18,769     $6,879     $9,607     $24,570
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
before reimbursement, waiver or recapture of
expenses by Advisor (Note 2)                                     1.64%(3)      1.63%      2.10%      2.01%      2.69%       2.66%(3)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
after reimbursement, waiver or recapture
of expenses by Advisor                                           1.60%(3)      1.91%      2.00%      2.00%      2.00%       2.00%(3)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average net assets before reimbursement,
waiver or recapture of expenses by Advisor                     (0.89%)(3)     (0.03%)    (0.71%)    (1.56%)     1.14%       3.75%(3)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average net assets after reimbursement, waiver
or recapture of expenses by Advisor                            (0.85%)(3)     (0.31%)    (0.61%)    (1.55%)     1.83%       4.41%(3)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               7.36%(4)     41.25%     72.03%    103.60%    181.24%      50.35%(4)
------------------------------------------------------------------------------------------------------------------------------------
[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	The Matthews Asian Technology Fund commenced operations on December 27, 1999.
[3]	Annualized.
[4]	Not annualized.

See accompanying notes to financial statements.

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F I N A N C I A L   H I G H L I G H T S

MATTHEWS ASIA PACIFIC FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                           Four-Month
                                                                         Period Ended          Period Ended
                                                                 December 31, 2004(1)    August 31, 2004(2)

Net Asset Value, beginning of period                                           $10.70                $10.00
---------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                                 (0.01)                 0.02
   Net realized gain and unrealized appreciation
      on investments and foreign currency                                        1.93                  0.66
---------------------------------------------------------------------------------------------------------------
        Total from investment operations                                         1.92                  0.68
---------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                                        (0.02)                   --
   Net realized gains on investments                                            (0.02)                   --
---------------------------------------------------------------------------------------------------------------
        Total distributions                                                     (0.04)                   --
---------------------------------------------------------------------------------------------------------------
   Paid-in capital from redemption fees (Note 1-L)                                 --                  0.02
---------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                                 $12.58                $10.70
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    18.00%(4)              7.00%(4)
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                                         $112,043               $76,222
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement,
waiver or recapture of expenses by Advisor (Note 2)                              1.52%(3)              1.67%(3)
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after reimbursement,
waiver or recapture of expenses by Advisor                                       1.51%(3)              1.66%(3)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets before
reimbursement, waiver or recapture of expenses by Advisor                       (0.31%)(3)             0.38%(3)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets after
reimbursement, waiver or recapture of expenses by Advisor                       (0.30%)(3)             0.39%(3)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                               1.28%(4)             10.75%(4)
---------------------------------------------------------------------------------------------------------------
[1]	The Fund's fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.
[3]	Annualized.
[4]	Not annualized.

See accompanying notes to financial statements.

64      MATTHEWS ASIAN FUNDS

■    N O T E S   T O   F I N A N C I A L    S T A T E M E N T S

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1.	SIGNIFICANT ACCOUNTING POLICIES
Matthews Asian Funds (the “Trust”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues seven separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund and Matthews Asia Pacific Fund. Matthews Pacific Tiger Fund, Matthews Korea Fund, and Matthews China Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Effective December 31, 2004, the Funds fiscal year end changed from August 31 to December 31. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A.	SECURITY VALUATION: The Funds equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees when no market quotations are available or when market quotations have become unreliable. The Board of Trustees has delegated the responsibility of making fair value determinations to the Advisor’s Pricing Committee, subject to the Funds Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S.-dollar equivalents at the prevailing market rates.

B.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may engage in forward foreign currency exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by Matthews International Capital Management, LLC (the “Advisor”). Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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■    N O T E S   T O   F I N A N C I A L    S T A T E M E N T S

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparts to the contract are unable to meet the terms of their contracts.

C.	RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the difficulty in predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

D.	FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended December 31, 2004. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States and the use of the tax accounting practice known as equalization.

E.	DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.
F.	ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

G.	DISTRIBUTION TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, and Matthews Asia Pacific Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

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The tax character of distributions paid for the four-month period ended December 31, 2004 and the fiscal years ended August 31, 2004 and August 31, 2003, were as follows:

FOUR-MONTH PERIOD ENDED                                   ORDINARY         LONG TERM     TOTAL TAXABLE
DECEMBER 31, 2004                                           INCOME     CAPITAL GAINS     DISTRIBUTIONS

Matthews Pacific Tiger Fund                            $12,808,269        $2,657,847       $15,466,116
Matthews Asian Growth and Income Fund                   34,804,545        21,277,485        56,082,030
Matthews Korea Fund                                        246,627        17,328,002        17,574,629
Matthews China Fund                                      3,755,290        13,885,616        17,640,906
Matthews Asia Pacific Fund                                 367,792                --           367,792

YEAR ENDED AUGUST 31, 2004                                ORDINARY         LONG TERM     TOTAL TAXABLE
                                                            INCOME     CAPITAL GAINS     DISTRIBUTIONS

Matthews Pacific Tiger Fund                             $1,397,658              $ --        $1,397,658
Matthews Asian Growth and Income Fund                   23,978,932         4,515,040        28,493,972
Matthews Korea Fund                                      1,785,809        39,673,999        41,459,808
Matthews China Fund                                      1,173,461                --         1,173,461
Matthews Asian Technology Fund                              18,196                --            18,196

YEAR ENDED AUGUST 31, 2003                                ORDINARY         LONG TERM     TOTAL TAXABLE
                                                            INCOME     CAPITAL GAINS     DISTRIBUTIONS
Matthews Pacific Tiger Fund                                   $ --              $ --              $ --
Matthews Asian Growth and Income Fund                    7,795,759           368,598         8,164,357
Matthews Korea Fund                                             --        19,371,082        19,371,082
Matthews China Fund                                        542,079                --           542,079

As of December 31, 2004, the components of distributable earnings/(deficit) on a tax basis were as follows:

                                                     UNDISTRIBUTED     UNDISTRIBUTED           CAPITAL         POST OCT.
                                                          ORDINARY         LONG TERM        LOSS CARRY           CAPITAL
                                                            INCOME     CAPITAL GAINS          FORWARDS           LOSSES*

Matthews Pacific Tiger Fund                               $499,197              $ --              $ --              $ --
Matthews Asian Growth and Income Fund                    6,337,053         7,926,832                --                --
Matthews Korea Fund                                             --         4,281,573                --                --
Matthews China Fund                                             --                --           (78,979)       (1,905,409)
Matthews Japan Fund                                        574,162                --        (3,216,093)               --
Matthews Asian Technology Fund                                  --                --       (14,826,201)          (35,907)
Matthews Asia Pacific Fund                                  48,364                --                --                --

                                                                                                     TOTAL
                                                         POST OCT.        UNREALIZED           ACCUMULATED
                                                  CURRENCY LOSSES*    APPRECIATION**    EARNINGS/(DEFICIT)

Matthews Pacific Tiger Fund                               ($97,522)     $203,395,105          $203,796,780
Matthews Asian Growth and Income Fund                      (68,447)      265,825,794           280,021,232
Matthews Korea Fund                                        (52,643)       46,878,903            51,107,833
Matthews China Fund                                             --        30,791,257            28,806,869
Matthews Japan Fund                                             --        20,461,612            17,819,681
Matthews Asian Technology Fund                                  --         4,754,671           (10,107,437)
Matthews Asia Pacific Fund                                  (9,385)       14,069,748            14,108,727

* Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occuring on the first day of the following fiscal year.
** The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

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■    N O T E S   T O   F I N A N C I A L    S T A T E M E N T S

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2004, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:             2007           2008        2009         2010          2011        2012          TOTAL

Matthews China Fund                      $ --           $ --        $ --         $ --          $ --     $78,979        $78,979
Matthews Japan Fund                        --             --          --    3,216,093            --          --      3,216,093
Matthews Asian Technology
 Fund                                  22,583      5,375,361   5,967,059    3,461,198            --          --     14,826,201

H. RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the four-month period ended December 31, 2004, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain/(loss) as follows:

                                                              INCREASE/(DECREASE)               INCREASE/
                                                  INCREASE/     UNDISTRIBUTED NET              (DECREASE)
                                                 (DECREASE)            INVESTMENT             ACCUMULATED
                                            PAID-IN CAPITAL         INCOME/(LOSS)    REALIZED GAIN/(LOSS)

Matthews Pacific Tiger Fund                            $ --              $451,647               ($451,647)
Matthews Asian Growth and Income Fund               148,554              (134,522)                (14,032)
Matthews Korea Fund                                 (74,527)              301,882                (227,355)
Matthews China Fund                                   4,671                (4,255)                   (416)
Matthews Japan Fund                                      --                34,448                 (34,448)
Matthews Asian Technology Fund                     (124,041)              124,004                      37
Matthews Asia Pacific Fund                           (7,566)               95,279                 (87,713)

I. FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

J. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

K. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis. Dividend income and distributions to shaeholders are recorded on the ex-dividend date.

L. CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

68       MATTHEWS ASIAN FUNDS

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MATTHEWS PACIFIC TIGER FUND

                                      FOUR-MONTH PERIOD ENDED                         YEAR ENDED                    YEAR ENDED
                                            DECEMBER 31, 2004                    AUGUST 31, 2004               AUGUST 31, 2003
                                    SHARES             AMOUNT             SHARES          AMOUNT        SHARES          AMOUNT

Shares sold                     10,861,164       $161,170,011         42,210,845    $553,297,425    15,023,339    $137,306,760
Shares issued through
 reinvestment of dividends         939,003         14,319,805            102,761       1,284,573            --              --
Shares redeemed                 (2,425,788)       (35,600,286)       (18,399,797)   (238,964,478)   (7,972,026)    (66,349,843)
===============================================================================================================================
Net increase                     9,374,379       $139,889,530         23,913,809    $315,617,520     7,051,313     $70,956,917
===============================================================================================================================

MATTHEWS ASIAN GROWTH AND INCOME FUND

                                      FOUR-MONTH PERIOD ENDED                         YEAR ENDED                    YEAR ENDED
                                            DECEMBER 31, 2004                    AUGUST 31, 2004               AUGUST 31, 2003
                                    SHARES             AMOUNT             SHARES          AMOUNT        SHARES          AMOUNT

Shares sold                      8,932,041       $138,085,292         40,882,235    $555,066,165    39,973,007    $435,370,172
Shares issued through
 reinvestment of dividends       3,293,024         51,173,594          1,880,015      25,405,726       669,460       7,282,120
Shares redeemed                 (2,816,789)       (43,507,620)       (17,654,943)   (247,431,979)  (11,240,758)   (120,399,753)
===============================================================================================================================
Net increase                     9,408,276       $145,751,266         25,107,307    $333,039,912    29,401,709    $322,252,539
===============================================================================================================================

MATTHEWS KOREA FUND

                                      FOUR-MONTH PERIOD ENDED                         YEAR ENDED                    YEAR ENDED
                                            DECEMBER 31, 2004                    AUGUST 31, 2004               AUGUST 31, 2003
                                    SHARES             AMOUNT             SHARES          AMOUNT        SHARES          AMOUNT

Shares sold                      3,469,304        $14,582,599         16,683,706     $70,846,837    26,969,605    $101,436,079
Shares issued through
 reinvestment of dividends       4,210,605         16,337,147          5,710,659      22,455,641     3,512,115      13,486,520
Shares redeemed                 (4,341,030)       (17,949,455)       (44,086,992)   (178,917,923)  (38,085,006)   (143,087,431)
===============================================================================================================================
Net increase (decrease)          3,338,879        $12,970,291        (21,692,627)   ($85,615,445)   (7,603,286)   ($28,164,832)
===============================================================================================================================

MATTHEWS CHINA FUND

                                      FOUR-MONTH PERIOD ENDED                         YEAR ENDED                    YEAR ENDED
                                            DECEMBER 31, 2004                    AUGUST 31, 2004               AUGUST 31, 2003
                                    SHARES             AMOUNT             SHARES          AMOUNT        SHARES          AMOUNT

Shares sold                      4,375,395        $61,741,286         32,717,708    $458,457,166     9,399,794     $91,503,345
Shares issued through
 reinvestment of dividends       1,142,315         16,232,294             81,100       1,089,212        57,638         506,057
Shares redeemed                 (4,047,391)       (57,170,361)       (16,834,124)   (230,286,988)   (3,517,599)    (32,126,645)
===============================================================================================================================
Net increase                     1,470,319        $20,803,219         15,964,684    $229,259,390     5,939,833     $59,882,757
===============================================================================================================================

MATTHEWS JAPAN FUND

                                      FOUR-MONTH PERIOD ENDED                         YEAR ENDED                    YEAR ENDED
                                            DECEMBER 31, 2004                    AUGUST 31, 2004               AUGUST 31, 2003
                                    SHARES             AMOUNT             SHARES          AMOUNT        SHARES          AMOUNT

Shares sold                      3,632,824        $53,123,634         17,265,451    $250,032,677     2,461,873     $23,056,012
Shares issued through
 reinvestment of dividends              --                 --                 --              --            --              --
Shares redeemed                 (4,450,277)       (64,879,937)        (6,181,657)    (85,222,370)   (1,270,520)    (11,185,007)
===============================================================================================================================
Net increase (decrease)           (817,453)      ($11,756,303)        11,083,794    $164,810,307     1,191,353     $11,871,005
===============================================================================================================================

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■    N O T E S   T O   F I N A N C I A L    S T A T E M E N T S

MATTHEWS ASIAN TECHNOLOGY FUND

                                      FOUR-MONTH PERIOD ENDED                         YEAR ENDED                    YEAR ENDED
                                            DECEMBER 31, 2004                    AUGUST 31, 2004               AUGUST 31, 2003
                                    SHARES             AMOUNT             SHARES          AMOUNT        SHARES          AMOUNT

Shares sold                      1,152,449         $5,878,233          9,485,777     $46,781,267     5,319,636     $18,618,111
Shares issued through
 reinvestment of dividends              --                 --              3,666          16,797            --              --
Shares redeemed                 (1,125,047)        (5,691,042)        (6,753,759)    (32,538,547)   (3,148,718)     (9,874,863)
===============================================================================================================================
Net increase                        27,402           $187,191          2,735,684     $14,259,517     2,170,918      $8,743,248
===============================================================================================================================

MATTHEWS ASIA PACIFIC FUND*

                                      FOUR-MONTH PERIOD ENDED                       PERIOD ENDED
                                            DECEMBER 31, 2004                    AUGUST 31, 2004
                                    SHARES             AMOUNT             SHARES          AMOUNT

Shares sold                      2,315,867        $26,850,048          8,608,738     $92,928,911
Shares issued through
 reinvestment of dividends          26,617            319,672                 --              --
Shares redeemed                   (561,366)        (6,401,327)        (1,484,902)    (15,720,088)
===============================================================================================================================
Net increase                     1,781,118        $20,768,393          7,123,836     $77,208,823
===============================================================================================================================

* Matthews Asia Pacific Fund commenced operations on October 31, 2003

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.

The redemption fees returned to the assets of the Funds were as follows:
                                      FOUR-MONTH PERIOD ENDED                YEAR ENDED             YEAR ENDED
                                            DECEMBER 31, 2004           AUGUST 31, 2004        AUGUST 31, 2003

Matthews Pacific Tiger Fund                           $46,003                  $764,625               $200,852
Matthews Asian Growth and Income Fund                  17,286                   270,983                344,510
Matthews Korea Fund                                    36,999                   179,713                737,918
Matthews China Fund                                   151,718                   919,439                148,090
Matthews Japan Fund                                    96,091                   813,418                 76,633
Matthews Asian Technology Fund                          6,384                   171,537                 70,837
Matthews Asia Pacific Fund                              4,628                   105,818                     --
2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds a monthly fee based on each Fund’s respective average daily net asset value for the month. Beginning September 1, 2004, the fee is charged at a rate of 0.75% of average daily net assets in the Matthews Asian Funds complex (the “complex”) up to $2 billion. The rate is reduced to 0.70% of average daily net assets in the complex between $2 billion and $5 billion and reduced to 0.65% of average daily net assets in the complex over $5 billion. Additionally, the Advisor has voluntarily agreed to waive its fees by 0.0166% of average daily net assets in the

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complex between $3 billion and $4 billion. The voluntary waiver increases to 0.0333% of average daily net assets in the complex between $4 billion and $5 billion. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. The Funds paid the Independent Trustees $15,000 in aggregate for regular compensation during the period; no special compensation was paid during this period. Investment advisory fees and other transactions with affiliates were as follows:
FOUR-MONTH PERIOD ENDED DECEMBER 31, 2004                      VOLUNTARY EXPENSE
                                                                      LIMITATION        ADVISORY FEES

Matthews Pacific Tiger Fund                                                1.90%           $1,719,850
Matthews Asian Growth and Income Fund                                      1.90%            2,742,251
Matthews Korea Fund                                                        2.00%              292,383
Matthews China Fund                                                        2.00%              924,168
Matthews Japan Fund                                                        2.00%              457,443
Matthews Asian Technology Fund                                             2.00%               88,661
Matthews Asia Pacific Fund                                                 1.90%              220,204

YEAR ENDED AUGUST 31, 2004                     INVESTMENT      VOLUNTARY EXPENSE                GROSS
                                                 ADVISORY             LIMITATION        ADVISORY FEES
                                                FEE RATE*

Matthews Pacific Tiger Fund                         1.00%                  1.90%           $5,143,536
Matthews Asian Growth and Income Fund               1.00%                  1.90%            9,079,372
Matthews Korea Fund                                 1.00%                  2.00%            2,001,270
Matthews China Fund                                 1.00%                  2.00%            3,208,027
Matthews Japan Fund                                 1.00%                  2.00%            1,020,695
Matthews Asian Technology Fund                      1.00%                  2.00%              340,330
Matthews Asia Pacific Fund                          1.00%                  1.90%              393,709

                                            ADVISORY FEES               EXPENSES     TOTAL FEES WAIVED
                                            WAIVED BY THE        RECOUPED BY THE      OR (RECOUPED) BY
                                                  ADVISOR                ADVISOR               ADVISOR

Matthews Pacific Tiger Fund                       $67,924                   $ --               $67,924
Matthews Asian Growth and Income Fund             111,382                     --               111,382
Matthews Korea Fund                                22,659                     --                22,659
Matthews China Fund                                44,176                     --                44,176
Matthews Japan Fund                                13,941                  3,140                10,801
Matthews Asian Technology Fund                      4,232                 99,722               (95,490)
Matthews Asia Pacific Fund                          6,346                     --                 6,346

* Effective January 1, 2004 the Investment Advisory Fee Rate is reduced to 0.90% for average daily total net assets in the Matthews Asian Funds complex in excess of $2 billion.

The investment advisory agreements provide that any reductions made by the Advisor in its fees, in the event a fund’s expenses exceed the voluntary expense limitation, are subject to reimbursements by the Funds within the following three years provided that the Funds are able to effect such reimbursements and remain in compliance with applicable expense limitations. The Funds had no expenses available for recoupment by the Advisor at fiscal year end December 31, 2004. There were no fees waived by the Advisor for the four-month period ended December 31, 2004.

The Funds have an administration and shareholder servicing plan, pursuant to which, the Funds reimburse the Advisor for administration and shareholder servicing activities. Beginning September 1, 2004, the fee is charged at a rate of 0.25% of average daily net assets in the complex up to $2 billion. The rate is reduced to 0.20% of average daily net assets in the complex between $2 billion and $5 billion and reduced to 0.15% of average daily net assets in the complex over $5 billion. Additionally, the Advsior has voluntarily agreed to waive its fees by 0.0166% of average daily net assets in the complex between $3 billion and $4 billion. The voluntary waiver increases to

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■    N O T E S   T O   F I N A N C I A L    S T A T E M E N T S

0.0333% of average daily net assets in the complex between $4 billion and $5 billion. During the four-month period ended December 31, 2004, the Advisor reimbursed to the Funds a portion of the fees it received through fiscal year end August 31, 2004. Fees charged and waived under the shareholder servicing plan for the four-month period ended December 31, 2004, and fiscal year ended August 31, 2004, were as follows:
FOUR-MONTH PERIOD ENDED                                           ADMINISTRATION
DECEMBER 31, 2004                          ADMINISTRATION          & SHAREHOLDER                      NET FEES
                                            & SHAREHOLDER         SERVICING FEES                      IN BASIS
                                           SERVICING FEES             REIMBURSED           TOTAL        POINTS

Matthews Pacific Tiger Fund                      $554,787              ($84,923)        $469,864         0.20%
Matthews Asian Growth and Income Fund             884,810              (160,992)         723,818         0.19%
Matthews Korea Fund                                94,358               (71,157)          23,201         0.06%
Matthews China Fund                               298,248               (46,134)         252,114         0.20%
Matthews Japan Fund                               153,463               (13,135)         140,328         0.22%
Matthews Asian Technology Fund                     28,612                (5,372)          23,240         0.19%
Matthews Asia Pacific Fund                         71,031                (4,198)          66,833         0.22%

YEAR ENDED AUGUST 31, 2004                    SHAREHOLDER                 FEE IN
                                           SERVICING FEES           BASIS POINTS

Matthews Pacific Tiger Fund                      $297,638                  0.06%
Matthews Asian Growth and Income Fund             520,383                  0.06%
Matthews Korea Fund                               114,766                  0.06%
Matthews China Fund                               184,606                  0.06%
Matthews Japan Fund                                61,055                  0.06%
Matthews Asian Technology Fund                     19,715                  0.06%
Matthews Asia Pacific Fund                         23,822                  0.06%
The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the four-month period ended December 31, 2004, and fiscal year ended August 31, 2004, are reflected in the Statement of Operations as follows:
FOUR-MONTH PERIOD ENDED                                         ADMINISTRATION &
DECEMBER 31, 2004                                TRANSFER            SHAREHOLDER
                                               AGENT FEES         SERVICING FEES          TOTAL

Matthews Pacific Tiger Fund                      $334,091               $167,046       $501,137
Matthews Asian Growth and Income Fund             526,397                263,198        789,595
Matthews Korea Fund                                58,998                 29,499         88,497
Matthews China Fund                               182,056                 91,028        273,084
Matthews Japan Fund                                93,950                 46,975        140,925
Matthews Asian Technology Fund                     16,899                  8,449         25,348
Matthews Asia Pacific Fund                         42,181                 21,090         63,271

YEAR ENDED AUGUST 31, 2004                       TRANSFER            SHAREHOLDER
                                                    AGENT              SERVICING          TOTAL

Matthews Pacific Tiger Fund                      $604,678               $302,339       $907,017
Matthews Asian Growth and Income Fund           1,065,871                532,936      1,598,807
Matthews Korea Fund                               247,447                123,724        371,171
Matthews China Fund                               378,162                189,081        567,243
Matthews Japan Fund                               114,015                 57,008        171,023
Matthews Asian Technology Fund                     40,160                 20,080         60,240
Matthews Asia Pacific Fund                         43,569                 21,785         65,354

72       MATTHEWS ASIAN FUNDS

D E C E M B E R   3 1 ,    2 0 0 4

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, serves as the Trust’s Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for PFPC for the four-month period ended December 31, 2004 were $328,324 for administrative and accounting services and $136,639 for transfer agent services. The Bank of New York serves as custodian to the Trust.

PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.
3.	INVESTMENT TRANSACTIONS Investment transactions for the four-month period ended December 31, 2004, excluding short-term investments, were as follows:
                                                                       PROCEEDS
                                                    PURCHASES        FROM SALES

Matthews Pacific Tiger Fund                      $139,201,538       $26,416,849
Matthews Asian Growth and Income Fund             141,108,121        79,177,606
Matthews Korea Fund                                 7,710,529        12,219,007
Matthews China Fund                                22,824,690        18,237,277
Matthews Japan Fund                                10,234,756        19,779,507
Matthews Asian Technology Fund                      2,621,324         2,942,040
Matthews Asia Pacific Fund                         20,654,902         1,141,361

T A X   I N F O R M A T I O N    ( U n a u d i t e d)

1.	QUALIFIED DIVIDEND INCOME
The Funds designate a portion of the income dividends distributed during the fiscal year ended December 31, 2004 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:
                                                          QDI PORTION

Matthews Pacific Tiger Fund                                    14.22%
Matthews Asian Growth and Income Fund                          15.53%
Matthews China Fund                                            26.18%
Matthews Asia Pacific Fund                                    100.00%
2.	LONG-TERM CAPITAL GAIN DIVIDENDS The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2004 as follows:
                                                           LONG-TERM
                                                       CAPITAL GAINS

Matthews Pacific Tiger Fund                               $2,657,847
Matthews Asian Growth and Income Fund                     21,324,762
Matthews Korea Fund                                       17,619,961
Matthews China Fund                                       13,885,771

800.789.ASIA (2742)    www.matthewsfunds.com       73

R E P O R T   O F   I N D E P E N D E N T    R E G I S T E R E D
P U B L I C   A C C O U N T I N G   F I R M

To the Shareholders and Board of Trustees of Matthews Asian Funds,

We have audited the accompanying statements of assets and liabilities of Matthews Asian Funds (comprising the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, and Matthews Asia Pacific Fund, collectively referred to as the “Funds”) including the schedules of investments as of December 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthews Asian Funds as of December 31, 2004, the results of their operations, changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

January 18, 2005

74       MATTHEWS ASIAN FUNDS

■    T R U S T E E S   A N D    O F F I C E R S   O F   T H E   F U N D S    ( U n a u d i t e d )

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund trustees, is available without charge by calling (800) 789-ASIA [2742] or by visiting the funds’ website, www.matthewsfunds.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

-------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                    Term of                                           Portfolios
                                    Office and                                        in Fund       Other Trusteeships/
Name, Year of Birth,                Length                                            Complex       Directorships
Address and Position(s)             of Time       Principal Occupation(s)             Overseen by   (number of portfolios)
Held with Trust                     Served(1)     During Past 5 Years                 Trustee       Held by Trustee

I N D E P E N D E N T   T R U S T E E S

Richard K. Lyons                    Since 1994    Acting Dean (since 2004)               7          Director, iShares Fund
Born 1961                                         and Coleman Professor of Finance                  Complex, consisting of
Four Embarcadero Center, Suite 550                (since 1993), Haas School of                      iShares, Inc. and iShares
San Francisco, CA 94111                           Business University of California.                Trust managed by Barclays
Chairman of the Board of                                                                            Global Investors (90
Trustees and Trustee                                                                                portfolios); Trustee,
                                                                                                    Barclays Global Investor
                                                                                                    Fund Complex, consisting of
                                                                                                    Barclays Global Investor Funds
                                                                                                    and Barclays Master Investment
                                                                                                    Portfolios (15 portfolios).

Robert K. Connolly                  Since 1994    Retired since 8/90.  Prior             7                     None
Born 1932                                         thereto: Institutional
Four Embarcadero Center, Suite 550                Sales Manager and Securities
San Francisco, CA 94111                           Analyst for Barrington
Trustee                                           Research Associates.

Toshi Shibano                       Since         President, Toshi Shibano               7                     None
Born 1950                           December 31,  Consulting, since 1995; Adjunct
Four Embarcadero Center, Suite 550  2003          Associate Professor, Columbia
San Francisco, CA 94111                           Graduate School of Business
Trustee                                           since 2001; Adjunct Professor,
                                                  Thunderbird American Graduate
                                                  School of International Management
                                                  since 2000; Faculty, General
                                                  Electric Corporate Leadership
                                                  Development Center since 2000;
                                                  Executive Education Lecturer,
                                                  Haas School of Business, University
                                                  of California at Berkeley since
                                                  1995.

I N T E R E S T E D   T R U S T E E(2)

David FitzWilliam-Lay               Since 1994    Retired in 1993.                        7                    None
Born 1931                                         Prior thereto Chairman
Four Embarcadero Center, Suite 550                of GT Management, PLC,
San Francisco, CA 94111                           United Kingdom
Trustee

O F F I C E R ( S )   W H O   A R E   N O T   T R U S T E E S(2)

G. Paul Matthews                    Since 1994    Chairman, Co-Chief                     N/A                   N/A
Born 1956                                         Executive Officer
Four Embarcadero Center, Suite 550                and Chief Investment
San Francisco, CA 94111                           Officer, Matthews
Trustee                                           International Capital
                                                  Management, LLC since 1991.

Mark W. Headley                     Since 1999    Co-Chief Executive Officer,            N/A                   N/A
Born 1959                                         President and Portfolio
Four Embarcadero Center,                          Manager, Matthews International
Suite 550                                         Capital Management, LLC since
San Francisco, CA 94111                           2001; President and Portfolio
Vice President                                    Manager, 1999-2001; Portfolio
                                                  Manager and Managing Director
                                                  1996-1999.

Rodney D. Yee                       Since 2004    Chief Financial Officer,               N/A                   N/A
Born 1960                                         Matthews International Capital
Four Embarcadero Center,                          Management, LLC since 2004; Chief
Suite 550                                         Financial Officer, Corporate
San Francisco, CA 94111                           Secretary and Compliance Officer,
Treasurer                                         Sand Hill Advisors, Inc. 2002-2004;
                                                  Controller, Firsthand Capital
                                                  Management, Inc., 1998-2002

Downey H. Blount(3)                 Secretary     Senior Vice President
Born 1970                           since 2001;   and Chief Compliance Officer,
Four Embarcadero Center,            Chief         Matthews International Capital
Suite 550                           Compliance    Management, LLC since 2004;
San Francisco, CA 94111             Officer       Senior Vice President and
Secretary, Chief Compliance         since 2004    Compliance Officer, 2001-2004;
Officer                                           Vice President, 1999-2001;
                                                  Manager, Mutual Fund Administration,
                                                  Montgomery Asset Management LLC,
                                                  1997-1999.
----------------------------------------------------------------------------------------------------------------------------------
[1]	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
[2]	These Trustees and officers are considered “interested persons” of the Trust as defined under the 1940 Act either because of an ownership interest in the Advisor or an office held with the Trust. Mr. FitzWilliam-Lay is an interested person because of an ownership interest in the Advisor.
[3]	Ms. Blount resigned as Secretary and Shai Malka of the Advisor was elected as her replacement on February 25, 2005.

800.789.ASIA [2742]    www.matthewsfunds.com      75

■     M A T T H E W S   A S I A N   F U N D S

B O A R D   O F   T R U S T E E S

I n d e p e n d e n t   T r u s t e e s :
Richard K. Lyons, Chairman
Robert K. Connolly
Toshi Shibano

I n t e r e s t e d   T r u s t e e :
David FitzWilliam-Lay

O F F I C E R S
G. Paul Matthews
Mark W. Headley
Rodney D. Yee
Downey H. Blount

I N V E S T M E N T   A D V I S O R
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]

A C C O U N T   S E R V I C E S
PFPC Inc.
P.O. Box 9791
Providence, RI 02940
800-789-ASIA [2742]

C U S T O D I A N
The Bank of New York
One Wall Street
New York, NY 10286

L E G A L   C O U N S E L
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

76       MATTHEWS ASIAN FUNDS

FOR MORE INFORMATION ABOUT MATTHEWS ASIAN FUNDS 800.789.ASIA [2742] www.matthewsfunds.com

©2005 Matthews International Capital Management, LLC MATAR-0205-130M-FST

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)

As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee and that person is “independent.”

(b)

Professor Richard K. Lyons has been a professor of International Finance at the Haas School of Business at UC Berkeley for 10 years. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his instruction of International Finance at the graduate level. As a student, he completed courses at UC Berkeley in financial and managerial accounting and later received a PhD from M.I.T. in Economics. Mr. Lyons has gained additional accounting expertise as the Audit Committee Chair of Matthews Asian Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $62,000 for the fiscal year ended 08/31/2003, $75,000 for the fiscal year ended 08/31/2004, and $58,600 for the four-month fiscal stub-year ended 12/31/2004.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 08/31/2003, $0 for the fiscal year ended 08/31/2004, and $0 for the four-month fiscal stub-year ended 12/31/2004.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance with IRS Subchapter M, tax advice, and tax planning with regard to federal and state income tax returns were $6,000 for the fiscal year ended 08/31/2003, $7,000 for the fiscal year ended 08/31/2004, and $7,000 for the four-month fiscal stub-year ended 12/31/2004.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 08/31/2003, $0 for the fiscal year ended 08/31/2004, and $0 for the four-month fiscal stub-year ended 12/31/2004.

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)	The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 5 shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 5(b) apply to pre-approvals under this Section (c) as well, except that the “total amount of revenues” calculation for Section 5(c) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)

(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	n/a

(c)	100%

(d)	n/a

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for the fiscal year ended 08/31/2003, $0 for the fiscal year ended 08/31/2004, and $0 for the four-month fiscal stub-year ended 12/31/2004.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

The Registrant’s Code of Ethics that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit (a)(1) to the Registrant’s Form N-CSR filed on October 29, 2003 (Accession No. 0001068800-03-000617).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Matthews International Funds

By (Signature and Title)*        /s/ G. Paul Matthews
                                                  G. Paul Matthews, President
                                                  (principal executive officer)

Date      March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ G. Paul Matthews
                                                  G. Paul Matthews, President
                                                  (principal executive officer)

Date      March 7, 2005

By (Signature and Title)*        /s/ Rodney D. Yee
                                                  Rodney D. Yee, Treasurer
                                                  (principal financial officer)

Date      March 7, 2005

* Print the name and title of each signing officer under his or her signature.